                        PALOMAR HEIGHTS CORPORATE CENTER


                              CARLSBAD SUMMIT LLC,
                     a California limited liability company

                                  as Landlord,


                                       and


                                   KINZAN.COM,
                            a California corporation

                                    as Tenant

                        PALOMAR HEIGHTS CORPORATE CENTER

                       SUMMARY OF BASIC LEASE INFORMATION



         The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "SUMMARY"). This Summary is hereby incorporated into and made a part of the attached Office Lease (the "OFFICE LEASE") which pertains to the "Project," as that term is defined in the Office Lease, commonly known as "PALOMAR HEIGHTS CORPORATE CENTER" located in Carlsbad, California. This Summary and the Office Lease are collectively referred to herein as the "LEASE". Each reference in the Office Lease to any term of this Summary shall have the meaning set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Office Lease.

         TERMS OF LEASE
(REFERENCES ARE TO THE OFFICE LEASE)                         DESCRIPTION

1. Date:                                  July 25, 2000

2. Landlord:                              CARLSBAD SUMMIT LLC,
                                          a California limited liability company
                                          c/o Mr. Bob Irish
                                          Buie Communities
                                          11260 El Camino Real, Suite 200
                                          San Diego, CA 92130-2647

3. Tenant:                                KINZAN.COM,  a California corporation
                                          c/o Dana McGowan
                                          2111 Palomar Airport Road, Suite 250
                                          Carlsbad, California 92009


4. Premises (Article 1).

   4.1      Building Address:             5857 Owens Avenue, Suite 210
                                          Carlsbad, California 92008

   4.2      Premises:                     21,844 rentable square feet of
                                          space located on the First (1st)
                                          and Second (2nd) floor of the
                                          Building, as further set forth in
                                          Exhibit A to the Office Lease.

5.       Lease Term (Article 2).

   5.1      Length of Term:               Five (5) years.

   5.2      Lease Commencement Date:      The Lease Commencement Date shall
                                          occur as set forth in
                                          Article 2 of the Office Lease.
                                          The Lease Commencement Date is
                                          anticipated to be November 1, 2000.

   5.3      Lease Expiration Date:        The last day of the month in which
                                          the fifth (5th) anniversary
                                          of the Lease Commencement Date occurs.





                                       (i)

6.       Base Rent (Article 3):


                                                                        Monthly             Monthly Rental Rate Per
                                                                     Installment of                 Rentable
            Lease Year                   Annual Base Rent               Base Rent                  Square Foot
            ----------                   ----------------               ---------                  -----------
                 1                         $550,468.80                  $45,872.40                    $2.10
                 2                         $568,817.76                  $47,401.48                    $2.17
                 3                         $589,788.00                  $49,149.00                    $2.25
                 4                         $610,758.24                  $50,896.52                    $2.33
                 5                         $631,728.48                  $52,644.04                    $2.41

7. Additional Rent (Article 4).

   7.1      Base Year:                       The calendar year 2001.

   7.2      Tenant's Share:                  Approximately 33.79% (21,844
                                             rentable square feet within the
                                             Premises multiplied by 100 divided
                                             by 64,641 rentable square feet
                                             within the Building).

8. Security Deposit (Article 21):            $52,644.04.

9. Parking Pass Ratio                        Eighty-eight (88) non-reserved
  (Article 28):                              parking passes. Such non-reserved
                                             parking spaces shall permit Tenant
                                             and its employees to use, on a
                                             nonexclusive, as-available
                                             basis, together with other
                                             tenants and their respective
                                             employees, any undesignated,
                                             unreserved spaces available
                                             in such parking facility from
                                             time to time.

10. Broker(s) (Section 29.18):               Joe Anderson, Business Real Estate

                                             Brian Ffrench, Irving Hughes

11. Address of Tenant                        2111 Palomar Airport Road
    (Section 29.13):                         Carlsbad, California 92009
                                             Attention: Dana McGowan
                                             (Prior to Lease Commencement Date)

                                                                 and

                                             5857 Owens Avenue, Suite 210
                                             Carlsbad, California 92008
                                             Attention: Dana McGowan
                                             (After Lease Commencement Date)

12. Letter of Credit Amount                  $399,508.20.
   (Article 21):


                                     (ii)

The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

    "LANDLORD":                      CARLSBAD SUMMIT LLC,
                                     a California limited liability company

                                     By: BUIE CARLSBAD AIRPORT LLC,
                                         a California limited liability company
                                    Its: Manager

                                     By: BUIE COMMERCIAL CORP.,
                                         a California corporation
                                    Its: Manager

                                     By: /s/ ROBERT BUIE
                                         -------------------------------------
                                         Name: Robert Buie
                                              --------------------------------
                                        Title: President
                                              --------------------------------


      "TENANT":                      KINZAN.COM, a California corporation


                                     By: /s/ GARI L. CHEEVER
                                        --------------------------------------
                                        Name: Gari L. Cheever
                                       Title: Chief Executive Officer

                                     By: /s/ DANA S. MCGOWAN
                                        ---------------------------------------
                                        Name: Dana S. McGowan
                                       Title: Chief Financial Officer



                                    (iii)

                        PALOMAR HEIGHTS CORPORATE CENTER

                                TABLE OF CONTENTS



ARTICLE             SUBJECT MATTER                                                                         PAGE

ARTICLE 1           PREMISES, BUILDING, PROJECT, AND COMMON AREAS............................................1

ARTICLE 2           LEASE TERM...............................................................................2

ARTICLE 3           BASE RENT................................................................................4

ARTICLE 4           ADDITIONAL RENT..........................................................................4

ARTICLE 5           USE OF PREMISES.........................................................................10

ARTICLE 6           SERVICES AND UTILITIES..................................................................10

ARTICLE 7           REPAIRS.................................................................................12

ARTICLE 8           ADDITIONS AND ALTERATIONS...............................................................12

ARTICLE 9           COVENANT AGAINST LIENS..................................................................13

ARTICLE 10          INSURANCE...............................................................................13

ARTICLE 11          DAMAGE AND DESTRUCTION..................................................................15

ARTICLE 12          NONWAIVER...............................................................................16

ARTICLE 13          CONDEMNATION............................................................................16

ARTICLE 14          ASSIGNMENT AND SUBLETTING...............................................................17

ARTICLE 15          SURRENDER OF PREMISES;   REMOVAL OF TRADE FIXTURES......................................20

ARTICLE 16          HOLDING OVER............................................................................21

ARTICLE 17          ESTOPPEL CERTIFICATES...................................................................21

ARTICLE 18          SUBORDINATION...........................................................................21

ARTICLE 19          DEFAULTS; REMEDIES......................................................................22

ARTICLE 20          COVENANT OF QUIET ENJOYMENT.............................................................23

ARTICLE 21          SECURITY DEPOSIT AND LETTER OF CREDIT...................................................24

ARTICLE 22          SUBSTITUTION OF OTHER PREMISES..........................................................27

ARTICLE 23          SIGNS...................................................................................27

ARTICLE 24          COMPLIANCE WITH LAW.....................................................................27

ARTICLE 25          LATE CHARGES............................................................................27

ARTICLE 26          LANDLORD'S RIGHT TO CURE DEFAULT;   PAYMENTS BY TENANT..................................28

ARTICLE 27          ENTRY BY LANDLORD.......................................................................28


                                                        (iv)


ARTICLE 28          TENANT PARKING..........................................................................29

ARTICLE 29          MISCELLANEOUS PROVISIONS................................................................30


EXHIBIT "A"           OUTLINE OF FLOOR PLAN OF PREMISES
EXHIBIT "B"           NOTICE OF LEASE TERM DATES
EXHIBIT "C"           RULES AND REGULATIONS
EXHIBIT "D"           FORM OF TENANT'S ESTOPPEL CERTIFICATE
EXHIBIT "E"           TENANT WORK LETTER
EXHIBIT "F"           FORM OF LETTER OF CREDIT
EXHIBIT "G"           RIGHT OF FIRST OFFER
EXHIBIT "H"           ROOFTOP LICENSE AGREEMENT
EXHIBIT "I"           BUILDING SIGNAGE
EXHIBIT "J"           FORM OF SUBORDINATION OF LEASE, NONDISTURBANCE AND ATTORNMENT AGREEMENT
EXHIBIT "K"           TENANT'S SUPPLEMENTAL EQUIPMENT




                                                    (v)

                        PALOMAR HEIGHTS CORPORATE CENTER

                             INDEX OF DEFINED TERMS


Additional Rent...................................................................................................4
Alterations......................................................................................................10
Approved Working Drawings.................................................................................EXHIBIT E
Architect.................................................................................................EXHIBIT E
Palomar Heights Corporate Center..................................................................................1
Base Rent.........................................................................................................4
Base Year.........................................................................................................5
Base, Shell, and Core.....................................................................................EXHIBIT E
Brokers..........................................................................................................27
Building..........................................................................................................1
Building Common Areas.............................................................................................1
Child Care Facilities............................................................................................26
Child Care Provider..............................................................................................26
Common Areas......................................................................................................1
Construction Drawings.....................................................................................EXHIBIT E
Contractor................................................................................................EXHIBIT E
Cost Pools........................................................................................................6
Cost Proposal.............................................................................................EXHIBIT E
Cost Proposal Delivery Date...............................................................................EXHIBIT E
Engineers.................................................................................................EXHIBIT E
Estimate..........................................................................................................7
Estimate Statement................................................................................................7
Estimated Excess..................................................................................................7
Excess............................................................................................................7
Expense Year......................................................................................................5
Final Space Plan..........................................................................................EXHIBIT E
Final Working Drawings....................................................................................EXHIBIT E
Force Majeure....................................................................................................26
Hazardoous Material..............................................................................................28
Holidays..........................................................................................................9
Interest Notice...................................................................................................3
Landlord..........................................................................................................1
Landlord Parties.................................................................................................12
Landlord Supervision Fee..................................................................................EXHIBIT E
Landlord Work.............................................................................................EXHIBIT E
Lease.............................................................................................................1
Lease Commencement Date...........................................................................................2
Lease Expiration Date.............................................................................................2
Lease Term........................................................................................................2
Lease Year........................................................................................................2
Notices..........................................................................................................26
Operating Expenses................................................................................................5
Option Notice.....................................................................................................2
Option Rent.......................................................................................................3
Option Rent Notice................................................................................................3
Option Term.......................................................................................................2
Original Tenant...................................................................................................2
Other Improvements...............................................................................................29
Outside Agreement Date............................................................................................3
Over-Allowance Amount.....................................................................................EXHIBIT E
Partial Cost Proposal.....................................................................................EXHIBIT E
Permits...................................................................................................EXHIBIT E
Plans.....................................................................................................EXHIBIT E
Premises..........................................................................................................1
Project...........................................................................................................1
Project Common Areas..............................................................................................1
Project Expenses..................................................................................................6
Proposition 13....................................................................................................6
Rent..............................................................................................................4
Specifications............................................................................................EXHIBIT E
Standard Improvement Package..............................................................................EXHIBIT E
Statement.........................................................................................................7
Structural Items..........................................................................................EXHIBIT E
Structural Permits........................................................................................EXHIBIT E
Subject Space....................................................................................................15
Subleasing Costs.................................................................................................17

                                                      (vi)


Substantial Completion............................................................................................2
Summary...........................................................................................................1
Tax Expenses......................................................................................................6
Tenant............................................................................................................1
Tenant Delays.............................................................................................EXHIBIT E
Tenant Improvement Allowance..............................................................................EXHIBIT E
Tenant Improvement Allowance Items........................................................................EXHIBIT E
Tenant Improvements.......................................................................................EXHIBIT E
Tenant Work.......................................................................................................2
Tenant's Share....................................................................................................7
Time Deadlines............................................................................................EXHIBIT E
Transfer Notice..................................................................................................15
Transfer Premium.................................................................................................17
Transferee.......................................................................................................15
Transfers........................................................................................................15

                                                       (vii)

                        PALOMAR HEIGHTS CORPORATE CENTER

                                  OFFICE LEASE

         This Office Lease, which includes the preceding Summary of Basic Lease Information (the "SUMMARY") attached hereto and incorporated herein by this reference (the Office Lease and Summary are sometimes collectively referred to herein as the "LEASE"), dated as of the date set forth in Section 1 of the Summary is made by and between CARLSBAD SUMMIT LLC, a California limited liability company ("LANDLORD"), and KINZAN.COM, a California corporation ("TENANT").

                                    ARTICLE 1

                  PREMISES, BUILDING, PROJECT, AND COMMON AREAS

         1.1      PREMISES, BUILDING, PROJECT AND COMMON AREAS.

                  1.1.1 THE PREMISES. Upon and subject to the terms hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 4.2 of the Summary (the "PREMISES"), which Premises are located in the "Building," as that term is defined in Section 1.1.2, below. The outline of the Premises is set forth in Exhibit A attached hereto.

                  1.1.2 THE BUILDING AND THE PROJECT. The Premises are a part of the building set forth in Section 4.1 of the Summary (the "BUILDING") located in Carlsbad, California. The Building is part of a project known as "PALOMAR HEIGHTS CORPORATE CENTER". The term "PROJECT," as used in this Lease, shall mean
(i) the Building and the "Common Areas", as that term is defined in Section
1.1.3 below, (ii) the land (which is improved with landscaping, parking facilities and other improvements) upon which the Building, parking garage and the Common Areas are located, and (iii) at Landlord's discretion, any additional real property, areas, buildings or other improvements added thereto pursuant to the terms of this Lease.

                  1.1.3 COMMON AREAS. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project, whether or not those areas are open to the general public (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, such as balconies abutting tenants' premises, are collectively referred to herein as the "COMMON AREAS"). The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas". The term "PROJECT COMMON AREAS", as used in this Lease, shall mean the portion of the Project designated as such by Landlord. "BUILDING COMMON AREAS", as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The manner in which the Common Areas are maintained and operated shall be consistent with other comparable properties in the Carlsbad, California area. Landlord reserves the right to make alterations or additions to, or to change the location of, elements of the Project and the Common Areas.

         1.2 NUMBER OF SQUARE FEET OF PREMISES, BUILDING, AND PROJECT. Prior to the Lease Commencement Date, Landlord shall cause the Premises to be field verified by an architect selected by Landlord using the standard method for floor measurement of garden style, interior atrium with a courtyard office buildings published by Building Owners and Manager Association International, which determination shall be conclusive and binding upon Landlord and Tenant; provided, however, that notwithstanding anything to the contrary contained in any BOMA standards, the exterior balconies which are noted on the Exhibit A as being a part of the Premises shall in all events be a part of the Premises and the number of square feet of space comprising the same shall be included in the calculation of the number of square feet of space of the Premises; provided, however, in no event shall the number of square feet comprising the exterior balconies exceed 300 rentable square feet. For purposes of this Lease, and unless otherwise provided herein, "usable square feet" and "rentable square feet" and any other statement of square footage set forth in this Lease for the Premises, the Building, the Project, or any portion thereof, or that may otherwise be used in calculating amounts owed Landlord by Tenant, including but not limited to rental, security deposit, additional rental and/or Tenant's Share of Operating Expenses, is an approximation. If the event the Premises contains more or less rentable square footage than is indicated in the Summary, then the parties shall confirm the actual number of rentable square feet by executing a letter amendment in the form of the EXHIBIT "B" attached hereto wherein appropriate adjustments shall be made to the amount of Base Rent, Tenant's Share and the Tenant Improvement Allowance.

         1.3 BASE, SHELL AND CORE WORK IN THE PREMISES. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit "E" (if applicable), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Project except as specifically set forth in this Lease and the Tenant Work Letter.

                                    ARTICLE 2

                                   LEASE TERM

         2.1 LEASE TERM. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 5.1 of the Summary, shall commence on the date which is the later of October 1, 2000 or fifteen (15) calendar days following the earlier to occur of (i) the date Tenant opens for business in the Premises, and (ii) the date of "Substantial Completion", as that term is defined in this Article 2, of the Premises by Landlord ("LEASE COMMENCEMENT DATE"), and shall terminate on the date set forth in Section 5.3 of the Summary (the "LEASE EXPIRATION DATE") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. For purposes of this Lease, "SUBSTANTIAL COMPLETION" of the Premises shall occur upon the completion of construction, as reasonably determined by Landlord, of the "Tenant Improvements," as that term is defined in the Tenant Work Letter, in the Premises pursuant to the plans and drawings which are prepared pursuant to the terms of the Tenant Work Letter, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant in the Premises pursuant to the terms of the Tenant Work Letter or to be installed under the supervision of "Contractor" as that term is defined in the Tenant Work Letter (the "TENANT WORK"). At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit B, attached hereto which notice Tenant shall execute and return to Landlord within fifteen (15) days of receipt thereof.

         2.2 OPTION TERM. Landlord hereby grants to the Tenant originally named in the Lease ("ORIGINAL TENANT") one (1) option to extend the Lease Term for a period of five (5) years (the "OPTION TERM"), which option shall be exercisable only by written notice ("OPTION NOTICE") delivered by Tenant to Landlord as provided in Section 2.2.2 below, provided that, as of the date of delivery of such notice and, at Landlord's option, as of the last day of the initial Lease Term, Tenant is not in default under this Lease after expiration of applicable cure periods. The right contained in this Section 2.2 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease, other than an Affiliate) if the Original Tenant occupies the entire Premises as of the date of the Option Notice.

               2.2.1 OPTION RENT. The Rent payable by Tenant during the Option Term (the "OPTION RENT") shall be equal to the then prevailing fair market rent for the Premises as of the commencement date of the Option Term. The then prevailing fair market rent shall be the rental rate, including all escalations, at which new, non-renewal tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered space comparable in size, location and quality to the Premises for a term of five (5) years, which comparable space is located in comparable buildings in the Carlsbad area, taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant.

               2.2.2 EXERCISE OF OPTION. The option contained in this Section
2.2 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice ("INTEREST NOTICE") to Landlord on or before the date which is six (6) months prior to the expiration of the initial Lease Term, stating that Tenant is interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "OPTION RENT NOTICE") to Tenant not less than four (4) months prior to the expiration of the initial Lease Term, setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the earlier of (A) the date occurring three (3) months prior to the expiration of the initial Lease Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering the Option Notice to Landlord and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent determined by Landlord. Failure of Tenant to deliver the Interest Notice to Landlord on or before the date specified in (i) above or to deliver the Option Notice to Landlord on or before the date specified in (iii) above shall be deemed to constitute Tenant's failure to exercise its option to extend. If Tenant timely and properly exercises its option to extend, the Lease Term shall be extended for the Option Term upon all of the terms and conditions set forth in this Lease, except that the Rent shall be as indicated in the Option Rent Notice unless Tenant, concurrently with its exercise, objects to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in
Section 2.2.3 below.

               2.2.3 DETERMINATION OF OPTION RENT. In the event Tenant exercises its option to extend but objects to Landlord's determination of the Option Rent concurrently with its exercise of the option to extend, Landlord and Tenant shall attempt to agree in good faith upon the Option Rent. If Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant's delivery of the Option Notice (the "OUTSIDE AGREEMENT DATE"), then each party shall make a separate determination of the Option Rent within five (5) business days after the Outside Agreement Date, concurrently exchange such determinations and such determinations shall be submitted to arbitration in accordance with Sections 2.2.3.1 through 2.2.3.7 below.

                  2.2.3.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of similar class A commercial properties in the Carlsbad, California area. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Option Rent is the closest to the actual Option Rent, as determined by the arbitrators, taking into account the requirements of Section
2.2.1 of this Lease (i.e., the arbitrators may only select Landlord's or Tenant's determination and shall not be entitled to make a compromise determination). Each such arbitrator shall be appointed within fifteen (15) business days after the applicable Outside Agreement Date.

                  2.2.3.2 The two (2) arbitrators so appointed shall within five
(5) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

                  2.2.3.3 The three (3) arbitrators shall within five (5) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent and shall notify Landlord and Tenant thereof.

                  2.2.3.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

                  2.2.3.5 If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) business days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                  2.2.3.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the Option Rent be decided forthwith by arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2.2.3.

                  2.2.3.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

                                    ARTICLE 3

                                    BASE RENT

         Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Project, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in
Section 6 of the Summary, payable in equal monthly installments as set forth in
Section 6 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                    ARTICLE 4

                                 ADDITIONAL RENT

         4.1 GENERAL TERMS. As set forth in this Article 4, in addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Project Expenses," as those terms are defined in Sections 4.2.6 and 4.2.4 of this Lease, respectively, allocated to the tenants of the Building pursuant to the terms of Section 4.3 below, to the extent such Project Expenses allocated to the tenants of the Building are in excess of Project Expenses incurred or accrued during the "Base Year", as that term is defined in Section 4.2.1 of this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "ADDITIONAL RENT", and the Base Rent and the Additional Rent are sometimes herein collectively referred to as "RENT." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

         4.2 DEFINITIONS. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

               4.2.1 "BASE YEAR" shall mean the calendar year set forth in
Section 7.1 of the Summary.

               4.2.2 "EXPENSE YEAR" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

               4.2.3 "OPERATING EXPENSES" shall mean all expenses, costs and amounts of every kind and nature incurred in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Project, including, without limitation, any amounts paid or incurred for (i) the cost of supplying any utilities which service the Common Areas of the Project, the cost of operating, maintaining, repairing, renovating, complying with conservation measures in connection with, and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and elevator systems, and the cost of supplies and equipment, maintenance, and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with the implementation and operation of a transportation system management program or a municipal or public shuttle service or parking program; (iii) the cost of all insurance carried in connection with the Project, or any portion thereof; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, legal fees and accounting fees, of all contractors and consultants; (vii) payments under any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (viii) wages, salaries and other compensation and benefits of all persons engaged in the operation, maintenance, management, or security of the Project, or any portion thereof, including employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (ix) payments under any easement, license, operating agreement, declaration, covenant, conditions and restrictions, or any other instrument pertaining to the sharing of costs by the Project, or any portion thereof; (x) the cost of operation, repair, maintenance and replacement of all systems and equipment which serve the Project in whole or part; (xi) the cost of janitorial services, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; and (xii) the cost of any capital improvements made to the Project which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Project, or any portion thereof, or made to all or any portion of the Project, or any portion thereof, after the Lease Commencement Date that are required under any governmental law or regulation that was not applicable to the Project at the time that permits for the construction of the Building were obtained; provided, however, that each such permitted capital expenditure shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Building is not 95% occupied during all or a portion of any Expense Year, including that portion of any Expense Year occurring during the Base Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been 95% occupied. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants of the Building (the "COST POOLS"). Notwithstanding anything to the contrary set forth in this Article 4, when calculating Operating Expenses for the Base Year, Operating

Expenses shall exclude market-wide labor rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes, amortization of the cost of any capital improvements and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages.

Furthermore, to the extent any repairs or replacements are made to the Project, the cost of which, in accordance with GAAP, would be capitalized and not expensed ("Capital Items"), except for those Capital Items which cost less than $10,000, the Landlord shall, at its cost, make such repairs/replacements and the Landlord's costs shall be amortized over the lesser of: (i) 25 years; and (ii) the useful life of such repairs/replacements (in accordance with GAAP), with such annual costs to be included in Operating Expenses.

                  4.2.3.1 Notwithstanding the foregoing, Operating Expenses shall not include:

(i) Salaries, wages, benefits and other expenses of administrative employees and other persons not involved in the daily operations of the Building;

(ii) Depreciation, interest and amortization on mortgages, or ground lease payments, if any;

(iii) Costs incurred (including permit, license, and inspection fees but excluding utilities) or cash consideration paid in renovating, otherwise improving, decorating, painting or redecorating space for tenants, prospective tenants, other occupants, vacant space available for those tenants, prospective tenants or other occupants; however, this exclusion does not apply to remove from Operating Expenses the costs of ordinary maintenance supplied to the tenants of the Building or the costs of ordinary maintenance of the common areas, or other modifications to the common areas of the Building other than the scope of work currently being performed by the Landlord as described herein;

(iv) Costs, expenses or charges properly chargeable or attributable to a particular tenant or tenants;

(v) Any utility or other service used or consumed in the Premises leased to any tenant or occupant, if Tenant's use or consumption of such utility or other services is separately metered or sub-metered at the Premises;

(vi) Efforts to lease portions of the Building or to procure new tenants for the Building, including advertising expenses, leasing commissions and attorney's fees;

(vii)             Negotiations or disputes with any tenant of the Building;

(viii) Landlord's general overhead not directly related to the management or operations of the Building;

(ix) Repairs and replacements arising out of a fire or other casualty or an exercise of the eminent domain of the Building; provided, however, that up to $50,000 of the deductible portion of any loss covered by insurance may be included in Operating Expenses;

(x) Landlord's breach or violation of law, lease or other obligation, including fines, penalties and attorneys' fees;

(xi) Compensation paid to employees or other persons in connection with commercial concessions (except parking) operated by Landlord;

(xii) Fees for licenses, permits or inspections that are not part of routine maintenance of the Building (but Operating Expenses shall include fees for licenses, permits of inspections required to comply with changes in any laws occurring after the Lease Commencement Date) or result from the act or negligence of Landlord or any other tenant of the Building;

(xiii) Compliance by Landlord with laws existing as of the date of this Lease, including the Americans with Disabilities Act and the regulations and standards thereunder;

(xiv) Environmental testing, remediation and compliance; (xv) Sculptures, paintings and other works of art; (xvi) Repairs necessary to cure defects in the construction of any portion or component of the Building

               4.2.4 "PROJECT EXPENSES" shall mean the sum of "Operating Expenses" and "Tax Expenses".

               4.2.5 "TAX EXPENSES" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with all or any portion of the Project), which shall be paid during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof. For purposes of this Lease, Tax Expenses shall be calculated as if the Tenant Improvements in the Building were fully constructed and the Building and all Tenant Improvements in the Building were fully assessed for real estate tax purposes.

                  4.2.5.1 Tax Expenses shall include, without limitation:

                                        (i) Any assessment, tax, fee, levy or
                    charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for the purposes of this Lease;

                                        (ii) Any assessment, tax, fee, levy, or
                    charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                                        (iii) Any assessment, tax, fee, levy or
                    charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                                        (iv) Any possessory taxes charged or
                    levied in lieu of real estate taxes.

                  4.2.5.2 In no event shall Tax Expenses for any Expense Year be less than Tax Expenses for the Base Year. In addition, notwithstanding anything to the contrary set forth in this Article 4, when calculating Tax Expenses for the Base Year, such Tax Expenses shall not include any increase in Tax Expenses attributable to special assessments, charges, costs, or fees, or due to modifications or changes in governmental laws or regulations, including, but not limited to, the institution of a split tax roll.

               4.2.6 "TENANT'S SHARE" shall mean the percentage set forth in
Section 7.2 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100, and dividing the product by the total rentable square feet in the Building. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions may not be strictly calculated pursuant to BOMA standards and are approximations which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Building or in the Project, as determined by Landlord.

         4.3 ALLOCATION OF PROJECT EXPENSES TO TENANTS OF THE BUILDING. Project Expenses (I.E., Operating Expenses and Tax Expenses) are determined annually for the Project as a whole. Since the Building is only one of the buildings which constitute the Project, Project Expenses shall be allocated by Landlord, in its reasonable discretion, to both the tenants of the Building and the tenants of the other buildings in the Project. The portion of Project Expenses allocated to the tenants of the Building shall consist of (i) all Project Expenses attributable solely to the Building and (ii) an equitable portion of Project Expenses attributable to the Project as a whole and not attributable solely to the Building or to any other building of the Project.

         4.4      CALCULATION AND PAYMENT OF ADDITIONAL RENT.

               4.4.1 CALCULATION OF EXCESS. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Project Expenses allocated to the tenants of the Building pursuant to Section 4.3 above for such Expense Year exceeds Tenant's Share of the Project Expenses so allocated to the tenants of the Building during the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.2, below, and as Additional Rent, an amount equal to Tenant's Share of the excess (the "EXCESS").

               4.4.2 STATEMENT OF ACTUAL PROJECT EXPENSES AND PAYMENT BY TENANT. Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Project Expenses incurred or accrued for such preceding Expense Year and the amount thereof allocated to the tenants of the Building, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4.3, below. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this
Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Project Expenses allocated to the tenants of the Building for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.4.1 of this Lease. The provisions of this Section 4.4.2 shall survive the expiration or earlier termination of the Lease Term.

               4.4.3 STATEMENT OF ESTIMATED PROJECT EXPENSES. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Project Expenses for the then-current Expense Year shall be, the amount thereof to be allocated to the tenants of the Building, and the estimated Excess (the "ESTIMATED EXCESS") as calculated by comparing Tenant's Share of Project Expenses allocated to the tenants of the Building, which shall be based upon the Estimate, to Tenant's Share of the Project Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

         4.5 TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE. Tenant shall reimburse Landlord upon demand for any and all taxes required to be paid by Landlord, excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

               4.5.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord (but excluding the initial Tenant Improvements) regardless of whether title to such improvements shall be vested in Tenant or Landlord;

               4.5.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project (including the Project parking facility); or

               4.5.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

         4.6 TENANT AUDIT RIGHTS. Landlord shall provide to Tenant reasonable detail of the calculations of the Project Expenses each year in accordance with the applicable provisions of the Lease. Tenant shall have the right, at its own cost and expense, to audit or inspect Landlord's detailed records no more often than once every two (2) years with respect to Project Expenses for the immediately preceding Expense Year, provided, however, that any such examination or audit may not be conducted by any auditor whose compensation is in any way commission based or on a contingency fee basis, must be conducted by a certified public accountant, the results of which must remain confidential, and further provided that any such examination shall be at Tenant's sole cost and expense, except as otherwise provided herein. Tenant shall utilize, and cause to be utilized accounting records and procedures for the preceding Expense Year conforming to generally accepted accounting principles with respect to all of the Project Expenses for such Expense Year. Tenant shall give Landlord not less than thirty (30) days prior written notice of its desire to conduct any such audit, and such notice must be given to Landlord within one hundred twenty
(120) days after Tenant's receipt of the applicable Statement. If, within such one hundred twenty (120) day period, Tenant does not give Landlord written notice stating in reasonable detail any reasonable objection to the applicable Statement, Tenant shall be deemed to have approved such Statement in all respects. Landlord shall cooperate with Tenant during the course of such audit, which shall be conducted during normal business hours in Landlord's Building management office, but in no event shall such audit last more than two (2) business days in duration. Landlord shall make such records available to Tenant, Tenant's employees and agents, for inspection during normal business hours. The results of such audit, as reasonably determined by both parties, shall be binding upon Landlord and Tenant. If such audit concludes that the amount paid by Tenant as Tenant's Share of Project Expenses has been overstated by more than seven (7%), then, in addition to immediately repaying such overpayment to Tenant, Landlord shall also pay the costs incurred by Tenant in connection with such audit, but in no event to exceed Three Thousand Dollars ($3,000). In the event Landlord disputes the conclusion of such audit, Landlord may retain its own auditors to examine the aspects of such audit which it disputes. If the results of any such audit conducted by Landlord are in conflict with the results of Tenant's audit, and if the parties are unable to resolve such conflict within thirty (30) days of receipt of the results of Landlord's audit, the parties shall submit the results to a third (3rd) auditor, who is mutually acceptable to each of Landlord and Tenant and who is a certified public accountant and whose compensation is split evenly between Landlord and Tenant. The findings of such third (3rd) auditor shall be dispositive as between Landlord and Tenant and shall remain confidential.

         4.7 UTILITY SERVICES. Notwithstanding anything herein to the contrary, and in addition to Tenant's obligations to pay items of Additional Rent as described in this Lease, throughout Tenant's occupancy of the Premises, whether prior to, during or after the Lease Term, Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone and/or gas, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Tenant shall pay to Landlord, as Additional Rent, a reasonable proportion to be determined by Landlord of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.4. The responsibility for providing and the cost of any water, electricity, gas or sewage service, or any other meterable utility delivered to or consumed on the Premises (except for standard air conditioning and heating) shall be controlled by the terms and conditions of this Article 4.

               4.7.1 Tenant, at its sole expense, shall maintain meters for Tenant's use of water, electricity, gas and all other meterable utilities. Tenant shall contract directly with the appropriate utility companies and/or public entities for the provision of such utilities, and shall pay directly such companies' charges and any governmental fees, taxes or other charges payable in connection with such utility service.

               4.7.2 Tenant shall useits reasonable good faith efforts to conserve energy in the operation of its heating, ventilation and air conditioning systems, and shall cooperate with Landlord in any energy conservation programs.

               4.7.3. Tenant agrees that the lighting systems within the Premises are adequate for Tenant's use. Tenant shall use its best efforts to conserve energy in the operation of its lighting systems, and shall cooperate with Landlord in any energy conservation programs.

                                    ARTICLE 5

                                 USE OF PREMISES

         Tenant shall use the Premises solely for general office and engineering purposes consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit C, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Project. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined in Section 29.23 of this Lease, other than normal quantities used in general office and engineering uses, provided same are used in compliance with all applicable laws.

                                    ARTICLE 6

                             SERVICES AND UTILITIES

         6.1 STANDARD TENANT SERVICES. Landlord shall provide to the Building and the Project (subject to Section 4.7 and the reimbursement either through Tenant's Share of Project Expenses or direct payment by Tenant either to Landlord or to the service provider, all as may be provided herein) the following services on all days (unless otherwise stated below) during the Lease Term.

               6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 7 A.M. to 6 P.M. and on Saturday during the period from 8 A.M. to 12 P.M., except for the date of observation of New Year's Day, Presidents Day, Independence Day, Labor Day, Memorial Day, Thanksgiving Day, Christmas Day and, at Landlord's discretion, other locally or nationally recognized holidays (collectively, the "HOLIDAYS").

               6.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

               6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes. 6.1.4 Landlord shall provide elevator service 24 hours per day, 7 days per week.

               6.1.5 Landlord shall provide janitorial services five (5) days per week except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other first-class office buildings in the Carlsbad area .

         6.2 OVERSTANDARD TENANT USE. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal office machines, or equipment or lighting other than Building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. Landlord acknowledges that Tenant, at Tenant's sole cost and expense, will require supplemental HVAC, to which Landlord consents and which will be installed and governed pursuant to the Rooftop License Agreement, attached hereto as Exhibit
H. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant uses water, electricity, heat or air conditioning in excess of that otherwise paid for by Tenant pursuant to this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use and Landlord shall supply such utilities to Tenant at Landlord's actual cost to Tenant as Landlord shall from time to time establish. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

         6.3 INTERRUPTION OF USE. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. After receiving notice of any interruption of any of the services to be furnished by Landlord as provided above, Landlord shall use commercially reasonable efforts to restore the interrupted services.

         6.4 ADDITIONAL SERVICES. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all costs to Landlord of such additional services plus an administration fee. Charges for any service for which Tenant is required to pay from time to time hereunder shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

                                    ARTICLE 7

                                     REPAIRS

         Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

                                    ARTICLE 8

                            ADDITIONS AND ALTERATIONS

         8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "ALTERATIONS") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than twenty (20) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord; provided however, that Tenant may make strictly cosmetic changes to the finish work in the Premises, not requiring any structural or other substantial modifications to the Premises, upon twenty (20) days prior notice to Landlord. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

         8.2 MANNER OF CONSTRUCTION. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen selected by Landlord. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Carlsbad, all in conformance with Landlord's construction rules and regulations. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project, or interfere with the labor force working in the Project. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Diego in accordance with
Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the "as built" drawings of the Alterations.

         8.3 PAYMENT FOR IMPROVEMENTS. In the event Tenant orders any Alterations or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable within fifteen (15) days of billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. Upon completion of such work, Tenant shall deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall pay to Landlord a percentage of the cost of such work sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

         8.4 CONSTRUCTION INSURANCE. In the event that Tenant makes any Alterations Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof.

         8.5 LANDLORD'S PROPERTY. All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal. Furthermore, if Landlord, as a condition to Landlord's consent to any Alteration, requires that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant's expense, to remove such Alterations and to repair any damage to the Premises and Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alternations, Landlord may do so and may charge the cost thereof to Tenant.

                                    ARTICLE 9

                             COVENANT AGAINST LIENS

         Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the

Project, the Building or the Premises, or any portion thereof, with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date occurring fifteen (15) days after notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

                                   ARTICLE 10

                                    INSURANCE

         10.1 INDEMNIFICATION AND WAIVER. To the extent not prohibited by law, Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, either during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         10.2 TENANT'S COMPLIANCE WITH LANDLORD'S FIRE AND CASUALTY INSURANCE. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

         10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts.

               10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations or use of the Premises, including a Broad Form Comprehensive General Liability endorsement, or its equivalent, covering the insuring provisions of this Lease and contractual liability coverage, for limits of liability not less than:

             Bodily Injury and
             Property Damage Liability          $2,000,000 each occurrence
                                                $3,000,000 annual aggregate
             Personal Injury Liability          $2,000,000 each occurrence
                                                $3,000,000 annual aggregate
                                                0% Insured's participation

               10.3.2 Property Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include sprinkler leakage coverage and earthquake sprinkler leakage coverage.

                  10.3.3 Worker's Compensation and Employer's Liability Insurance, with a waiver of subrogation endorsement, with minimum limits of $1,000,000 per employee and $1,000,000 per occurrence.

                  10.3.4 Loss of income and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

         10.4 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. All insurance shall (i) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; and (ii) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord. In addition, the insurance described in Section 10.3.1 above shall (a) name Landlord, and any other party specified by Landlord, as an additional insured;
(b) specifically cover the contractual liability coverage under this Lease; (c) be primary insurance as to all claims thereunder and provide that any insurance required by Landlord is excess and is non-contributing with any insurance requirement of Tenant; and (d) contain a cross-liability endorsement or severability of interest clause . Tenant shall deliver said certificates thereof to Landlord on or before the Lease Commencement Date and at least ten (10) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the costs of it shall be paid to Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor.

         10.5 SUBROGATION. Landlord and Tenant agree to have their respective insurance companies issuing property damage and loss of insurance and extra expense insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to the extent such loss or damage is insurable under such policies of insurance.

         10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, so long as that is customary with industry practice.

                                   ARTICLE 11

                             DAMAGE AND DESTRUCTION

         11.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base, Shell, and Core of the Premises and such Common Areas. Such restoration shall be to substantially the same condition of the Base, Shell, and Core of the Premises and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 (ii) & (iii) of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Rent to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

         11.2     LANDLORD'S OPTION TO REPAIR. Notwithstanding the terms of
Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project; and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date Landlord learns of the necessity for repairs as the result of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred eighty (180) days after the date Landlord learns of the necessity for repairs as the result of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; or (iv) any owner of any other portion of the Project, other than Landlord, does not intend to repair the damage to such portion of the Project.

         11.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

         11.4 DAMAGE NEAR END OF TERM. In the event that the Premises, the Building, or the Project is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty (30) days after Landlord learns of the necessity for repairs as the result of such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

                                   ARTICLE 12

                                    NONWAIVER

         No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, and any waiver by Landlord of any provision of this Lease may only be in writing. Additionally, no express waiver shall affect any provision other than the one specified in such waiver and then only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                   ARTICLE 13

                                  CONDEMNATION

         13.1 PERMANENT TAKING. If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

         13.2 TEMPORARY TAKING. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the number of rentable square feet of the Premises taken bears to the total number of rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

         14.1 TRANSFERS. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any

Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the material terms of the proposed Transfer and the consideration therefor (including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer), the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably required by Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under Section 19.1.7 of this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's review and processing fees, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord (review, processing and legal fees shall not exceed $2,500 per proposed Transfer).

         14.2 LANDLORD'S CONSENT. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

               14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project, or would be a significantly less prestigious occupant of the Building than Tenant;

               14.2.2 The Transferee is either a governmental agency or instrumentality thereof;

               14.2.3 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

               14.2.4 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

               14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

               14.2.6 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

               14.2.7 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

               14.2.8 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Project at such time, or (iii) has negotiated with Landlord during the twelve (12)-month period immediately preceding the Transfer Notice.

               If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any material changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding any contrary provisions of this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent to a proposed Transfer or otherwise has breached its obligations under this Article, Tenant's and such Transferee's only remedy shall be to seek a declaratory judgment and/or injunctive relief, and Tenant, on behalf of itself and, to the extent permitted by law, such proposed Transferee, waives all other remedies against Landlord, including without limitation, the right to seek monetary damages or terminate this Lease.

         14.3     TRANSFER PREMIUM.

               14.3.1 DEFINITION OF TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord 50% of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, and (ii) any brokerage commissions in connection with the Transfer (collectively, the "SUBLEASING COSTS"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

               14.3.2 PAYMENT OF TRANSFER PREMIUMS. The determination of the amount of the Transfer Premium shall be made on an annual basis in accordance with the terms of this Section 14.3.2, but an estimate of the amount of the Transfer Premium shall be made each month and one-twelfth of such estimated amount shall be paid to Landlord promptly, but in no event later than the next date for payment of Base Rent hereunder, subject to an annual reconciliation on each anniversary date of the Transfer. If the payments to Landlord under this
Section 14.3.2 during the twelve (12) months preceding each annual reconciliation exceed the amount of Transfer Premium determined on an annual basis, then Landlord shall credit the overpayment against Tenant's future obligations under this Section 14.3.2 or if the overpayment occurs during the last year of the Transfer in question, refund the excess to Tenant. If Tenant has underpaid the Transfer Premium, as determined by such annual reconciliation, Tenant shall pay the amount of such deficiency to Landlord promptly, but in no event later than the next date for payment of Basic Rent hereunder. For purposes of calculating the Transfer Premium on an annual basis, Tenant's Subleasing Costs shall be deemed to be offset against the first rent, additional rent or other consideration payable by the Transferee, until such Subleasing Costs are exhausted.

               14.3.3 CALCULATIONS OF RENT. In the calculation of the Rent, as it relates to the Transfer Premium calculated under Section 14.3.1 above, the Rent paid during each annual period for the Subject Space by Tenant, shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent, all such concessions shall be amortized on a straight-line basis over the relevant term.

         14.4 LANDLORD'S OPTION AS TO SUBJECT SPACE. Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice (wherein Tenant intends to Transfer or has cumulatively transferred 50% or more of the Premises), to (i) recapture the Subject Space, or
(ii) take sublease of the Subject Space from Tenant. Such recapture or sublease notice, shall cancel and terminate this Lease, or create a sublease, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If the Subject Space shall be subleased by Tenant to Landlord, the rent for the Subject Space payable by Landlord to Tenant shall be the lesser of (i) the effective Base Rent plus the Additional Rent payable by Tenant under this Lease for the Subject Space on a prorated basis based upon the number of rentable square feet in the Subject Space, or (ii) the effective rent (taking into account all concessions made by Tenant to the Transferee) set forth in the Transfer Notice, and all other provisions of this Lease shall remain in full force and effect, and upon request of either party, the parties shall execute a written confirmation of the same. If Landlord declines, or fails to timely elect to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to transfer the Subject Space to the proposed Transferee, subject to the provisions of this
Article 14.

         14.5 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than ten percent (10%), Landlord shall have the right to cancel this Lease upon thirty (30) days' notice to Tenant.

         14.6 ADDITIONAL TRANSFERS. For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (I.E., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death) within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12)-month period. *SEE ADDENDUM


                                   ARTICLE 15

                             SURRENDER OF PREMISES;
                            REMOVAL OF TRADE FIXTURES

         15.1 SURRENDER OF PREMISES. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

         15.2 REMOVAL OF TENANT PROPERTY BY TENANT. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

         15.3 REMOVAL OF TENANT'S PROPERTY BY LANDLORD. Whenever Landlord shall re-enter the Premises as provided in this Lease, any personal property of Tenant not removed by Tenant upon the expiration of the Lease Term, or within forty-eight (48) hours after a termination by reason of Tenant's default as provided in this Lease, shall be deemed abandoned by Tenant and may be disposed of by Landlord in accordance with Sections 1980 through 1991 of the California Civil Code and Section 1174 of the California Code of Civil Procedure, or in accordance with any laws or judicial decisions which may supplement or supplant those provisions from time to time.

         15.4 LANDLORD'S ACTIONS ON PREMISES. Tenant hereby waives, and releases Landlord from, all claims for damages or other liability in connection with Landlord's or its agents' or representatives' reentering and taking possession of the Premises or removing, retaining, storing or selling the property of Tenant as herein provided, and Tenant hereby indemnifies and holds Landlord harmless from any such damages or other liability, and no such re-entry shall be considered or construed to be a forcible entry.

                                   ARTICLE 16

                                  HOLDING OVER

         If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to twice the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender.

                                   ARTICLE 17

                              ESTOPPEL CERTIFICATES

         Within fifteen (15) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit D, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                   ARTICLE 18

                                  SUBORDINATION

         This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any first mortgage or trust deed, now or hereafter in force against the Building or Project, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof, to attorn, without any deductions or set-offs whatsoever, to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof if so requested to do so by such purchaser, and to recognize such purchaser as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. With regard to any Security Devices entered into by Landlord prior to the execution of this Lease, Landlord shall secure and deliver to Tenant within one hundred twenty (120) days after the execution of this Lease by both Landlord and Tenant, a non-disturbance and attornment agreement in favor of Tenant from such Lender in the form required by such Lender.



                                   ARTICLE 19

                               DEFAULTS; REMEDIES

         19.1 DEFAULTS. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

               19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due; or

               19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; or

               19.1.3 Abandonment or vacation of the Premises by Tenant; or

               19.1.4 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

               19.1.5 The hypothecation or assignment of this Lease or subletting of the Premises, or attempts at such actions, in violation of Article 14 hereof.

         19.2 REMEDIES UPON DEFAULT. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

                  19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                           (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                           (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                           (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                  The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

               19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

         19.3 SUBLESSEES OF TENANT. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant as set forth in this
Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         19.4 FORM OF PAYMENT AFTER DEFAULT. Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

         19.5 WAIVER OF DEFAULT. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

         19.6 EFFORTS TO RELET. For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

                                   ARTICLE 20

                           COVENANT OF QUIET ENJOYMENT

         Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                   ARTICLE 21

                      SECURITY DEPOSIT AND LETTER OF CREDIT

         Concurrent with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "SECURITY DEPOSIT") in the amount set forth in Section 8 of the Summary. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the

Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within thirty (30) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant.

         In addition to the Security Deposit, Tenant shall deliver to Landlord within ten (10) business days after Tenant's execution of this Lease, an unconditional, clean, irrevocable demand letter of credit with a term of at least one (1) year (the "LC") in the amount specified in Section 12 of the Summary of Basic Lease Information (the "ORIGINAL AMOUNT"), which LC shall be issued by a money-center bank (a bank which accepts deposits, maintains accounts, has a local office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) acceptable to Landlord, which LC shall be in a form and content as set forth in EXHIBIT F, attached hereto. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the LC and in obtaining any replacement LC. The LC shall be transferable by Landlord at Tenant's sole cost and expense. The LC shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term. The LC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to the provisions relating to the payment of Rent, or if Tenant fails to renew the LC at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon that portion of the LC necessary for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or may become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default; provided, however, that Landlord may draw upon all of the LC in the event that Tenant fails to renew the LC at least thirty (30) days before its expiration; provided further that Tenant may, within ninety (90) days of the date upon which Landlord draws upon the LC for the Tenant's failure to timely renew the LC, provide Landlord with a new LC, which LC meets all of the criteria for the LC as set forth in this Paragraph 21, in the amount of the LC then due under the Lease, and upon Landlord's receipt of such new LC, Landlord shall promptly return the LC to the Tenant. Tenant shall have the right to exchange the LC at any time for a substitute letter of credit, provided that such substitute letter of credit meets all of the criteria for the LC as set forth in this Paragraph 21; provided further that the expiration date of the substitute letter of credit may be different from the expiration date of the LC so long as such substitute letter of credit in no way violates Tenant's obligation to renew the LC at least thirty (30) days before the LC's expiration. Such substitute letter of credit shall thereafter be referred to as the "LC" and, contemporaneously with Landlord's receipt of such substitute LC, Landlord shall deliver to Tenant the original LC. The use, application, or retention of the LC, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the LC and shall not operate a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the LC, which is drawn upon by Landlord, but is not used or applied by Landlord, shall be held by Landlord and deemed a security deposit (the "LC SECURITY DEPOSIT"). If any portion of the LC is drawn upon, Tenant shall, within five (5) days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the LC Security Deposit) in an amount sufficient to cause the sum of the LC Security Deposit and the amount of the remaining LC to be equivalent to the amount then required under this Lease or (ii) reinstate the LC to the amount then required under this Lease and Tenant's failure to do so shall be a default under this Lease. If any portion of the LC Security Deposit is used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the LC Security

Deposit) in an amount sufficient to restore the LC Security Deposit to the amount then required under this Lease, and Tenant's failure to do so shall be a default under this Lease. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Real Property and the Building in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the LC Security Deposit and/or the LC to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the LC Security Deposit and/or the LC. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the LC Security Deposit and/or the LC, or any balance thereof, shall be returned to Tenant within thirty
(30) days following the expiration of the Term.

         Tenant shall have the right from time to time during the Term to deliver to Landlord a replacement LC in the Original Amount (less any Annual Reduction [as defined below], if any, theretofore available to Tenant) and otherwise in form and content and by an issuer required by this Exhibit. Contemporaneously with the delivery to Landlord of the replacement LC required by the immediately preceding sentence, Landlord shall deliver to Tenant the LC then held by Landlord.

         Upon the expiration of the First Letter of Credit Period (as hereinafter defined) and each and every Letter of Credit Year (as hereinafter defined) thereafter and provided that at the time of such expiration (1) no Event of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, and (2) Tenant has provided Landlord with written evidence acceptable to Landlord, including but not limited to a current balance sheet of Tenant prepared in accordance with "GAAP" (as hereinafter defined), certified by a certified public accountant, that Tenant has, during not less than six (6) months during the First Letter of Credit Period or Letter of Credit Year, as applicable, maintained a "Consolidated Tangible Net Worth" (as defined below) of at least Twenty Million United States Dollars ($20,000,000.00), and "Cash" and "Cash Equivalents" (as defined below) of at least Ten Million United States Dollars ($10,000,000.00), Tenant shall be entitled to a reduction in the amount of the LC required hereby (each such reduction being herein called an "ANNUAL REDUCTION" and all such reductions being herein collectively called "ANNUAL REDUCTIONS") equal to twenty percent (20%) of the amount of the initial LC deposited by Tenant with Landlord. As used herein, the term "FIRST LETTER OF CREDIT PERIOD" shall mean the period of time beginning on the EFFECTIVE DATE and ending on the last day of the 12th full calendar month following the COMMENCEMENT DATE, the term "LETTER OF CREDIT YEAR" shall mean each 12 calendar month period following the expiration of the First Letter of Credit Period.

                 "CASH" means money, currency or a credit balance in a Deposit Account.

                 "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has net assets of not less than $20,000,000,000, and (b) has the highest rating obtainable from either S&P or Moody's.

                 "CONSOLIDATED" refers to the consolidation of the accounts of Company and its subsidiaries in accordance with GAAP.

                 "CONSOLIDATED TANGIBLE NET WORTH" means the excess of Consolidated total assets (less reserves properly deductible) over Consolidated total liabilities, Consolidated total assets and Consolidated total liabilities each to be determined in accordance with GAAP, EXCLUDING, HOWEVER, from the determination of Consolidated total assets (a) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (b) all deferred charges or unamortized debt discount and expense, (c) all reserves carried and not deducted from assets, (d) treasury stock and capital stock, obligations or other securities of, or capital contributions to, or investments in, any Subsidiary, (e) securities which are not readily marketable, (f) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or indebtedness; (g) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the date hereof; and (h) any items not included in clauses (a) through (g) above which are treated as intangibles in conformity with GAAP.

                 "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                 "GAAP" means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

                 "SUBSIDIARY" means, with respect to Tenant, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the person or persons (whether directors, managers, trustees or other persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by Tenant or one or more of the other Subsidiaries of Tenant or a combination thereof.

           By way of example only, if, upon the expiration of the First Letter of Credit Period, (a) neither (i) an Event of Default, nor (ii) any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, had occurred and been continuing on such expiration date, and
(b) Tenant has provided Landlord with written evidence acceptable to Landlord satisfying the requirements of this Section, Tenant would be entitled to a reduction of $79,901.64(i.e., 20% of the amount of the initial LC). Provided that at the time of such delivery no Event of Default has occurred and is continuing or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default, Tenant shall have the right to replace the LC with a replacement LC meeting the requirements of this Section, during a sixty (60) day period commencing with the date which is ten (10) business days after Tenant shall have delivered to Landlord then-current balance sheet (as well as any supporting documentation requested by Landlord) of Tenant satisfying the requirements of this Section (i.e., the Original Amount less all theretofore accrued Annual Reductions) and otherwise satisfying the requirements of this Section. Contemporaneously with the delivery to Landlord of the replacement LC permitted by the immediately preceding sentence, Landlord shall deliver to Tenant the LC then being held by Landlord.

                                   ARTICLE 23

                                      SIGNS

         Tenant's identifying signage shall be provided by Landlord, at Tenant's cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program. Tenant shall also be entitled to have Tenant's name be listed, at Landlord's sole cost and expense, on a directory sign in the main lobby of the Building. Tenant shall be entitled to a maximum of three (3) lines on the building directory, at Tenant's sole cost and expense. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion. *SEE ADDENDUM

                                   ARTICLE 24

                               COMPLIANCE WITH LAW

         Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building's life safety system. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                   ARTICLE 25

                                  LATE CHARGES

         If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within three (3) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within three (3) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) eighteen percent (18%) per annum or (ii) the highest rate permitted by applicable law.

                                   ARTICLE 26

                        LANDLORD'S RIGHT TO CURE DEFAULT;
                               PAYMENTS BY TENANT

         26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant (except in the case of an emergency), make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

         26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

                                   ARTICLE 27

                                ENTRY BY LANDLORD

         Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to
(i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants (but to prospective tenants, only during the last one huundred-eighty
(180) days of the Lease Term), or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                   ARTICLE 28

                                 TENANT PARKING

         Tenant hereby rents from Landlord, commencing on the Lease Commencement Date, the number of parking passes set forth in Section 9 of the Summary, on a monthly basis throughout the Lease Term, which parking passes shall pertain to the Project parking facility. Such parking passes shall permit Tenant and its employees to use, on a nonexclusive, as-available basis, together with other tenants and their respective employees, any undesignated, unreserved spaces available in such parking facility from time to time. Tenant shall pay to Landlord for automobile parking passes on a monthly basis the prevailing rate charged from time to time for parking passes in the Project, which shall be $0 per pass per month for the initial Lease Term. Additional parking passes may be rented by Tenant at the prevailing rate charged for such passes, subject to Landlord's determination that such additional passes are available. The parking rates shall be exclusive of any parking tax or other charges imposed by governmental authorities in connection with the use of such parking, which taxes and/or charges shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges concurrent with its payment of the parking rates described herein. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations consistently applied which are prescribed from time to time for the orderly operation and use of the Project parking facility and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Such rules and regulations shall provide that Tenant shall pay Landlord's then current charge for any replacement of any Tenant parking pass card which is lost, stolen, damaged or destroyed. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements (Landlord shall use commercially reasonable efforts not to materially and adversely interfere with Tenant's parking rights). Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Tenant's invitees and guests may use parking spaces in such parking facility which are not allocated or reserved for Tenant or other occupants or visitors of the Building or Project on a first-come, first-serve basis. The parking passes allocated to Tenant are not for long term (i.e., more than 48 hours) storage of automobiles, or for short or long term storage of boats, trailers, recreational vehicles, motorcycles or other vehicles or equipment.

                                   ARTICLE 29

                            MISCELLANEOUS PROVISIONS

         29.1 BINDING EFFECT. Subject to all other provisions of this Lease, each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

         29.2 MODIFICATION OF LEASE. Should Landlord or any such prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute and deliver such short form of Lease to Landlord within ten (10) days following the request therefor.

         29.3 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to the holder of any mortgage or deed of trust as additional security, but agrees that an assignment shall not release Landlord from its obligations hereunder and Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

         29.4     PROHIBITION AGAINST RECORDING. Except as provided in Section
29.2 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

         29.5 CAPTIONS. The captions of Articles and Sections are for convenience only and shall not be deemed to limit,

construe, affect or alter the meaning of such Articles and Sections.

         29.6 TIME OF ESSENCE. Time is of the essence of this Lease and each of its provisions.

         29.7 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

         29.8 NO WARRANTY. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

         29.9 CHILD CARE FACILITIES. Tenant acknowledges that any child care facilities located in the Project (the "CHILD CARE FACILITIES") which are available to Tenant and Tenant's employees are provided by a third party (the "CHILD CARE PROVIDER") which is leasing space in the Project, and not by Landlord. If Tenant or its employees choose to use the Child Care Facilities, Tenant acknowledges that Tenant and Tenant's employees are not relying upon any investigation which Landlord may have conducted concerning the Child Care Provider or any warranties or representation with respect thereto, it being the sole responsibility of Tenant and the individual user of the Child Care Facilities to conduct any and all investigations of the Child Care Facilities prior to making use thereof. Accordingly, Landlord shall have no responsibility with respect to the quality or care provided by the Child Care Facilities, or for any acts or omissions of the Child Care Provider. Furthermore, Tenant, for Tenant and for Tenant's employees, hereby agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors shall not be liable for, and are hereby released from any responsibility for any loss, cost, damage, expense or liability, either to person or property, arising from the use of the Child Care Facilities by Tenant or Tenant's employees. Tenant hereby covenants that Tenant shall inform all of Tenant's employees of the provisions of this Section 29.9 prior to such employees' use of the Child Care Facilities. Nothing contained herein is intended to be a representation nor warranty by Landlord that any Child Care Facilities will be available during the Lease Term and Landlord shall have no obligation to provide, or to make available, any such Child Care Facilities.

         29.10 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

         29.11 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

         29.12 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions or inactions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

         29.13 NOTICES. All notices, demands, statements, designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, overnight courier (by a nationally recognized overnight delivery service) or delivered personally (i) to Tenant at the appropriate address set forth in Section 11 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the following addresses, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant:

                           CARLSBAD SUMMIT LLC
                           c/o Bob Irish
                           Buie Communities
                           11260 El Camino Real, Suite 200
                           San Diego, CA  92130-2647

                           with copies to:

                           CARLSBAD SUMMIT LLC
                           c/o Marc R. Brutten
                           The Shidler Group
                           4660 La Jolla Village Drive, Suite 800
                           San Diego, CA 92122

Any Notice will be deemed given on the date it is received per return receipt requested, or upon confirmation that an overnight courier has made the delivery or or upon the date personal delivery is made. If Tenant is notified of the identity and address of the holder of any deed of trust or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

         29.14 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         29.15 AUTHORITY. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

         29.16 GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California.

         29.17 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         29.18 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 10 of the Summary (the

"BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

         29.19 INDEPENDENT COVENANTS. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building or Project or any portion thereof, whose address has theretofore been given to Tenant, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

         29.20 PROJECT OR BUILDING NAME AND SIGNAGE. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity, without the prior written consent of Landlord.

         29.21 TRANSPORTATION MANAGEMENT. Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Project or Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Project, Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

         29.22 NO DISCRIMINATION. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

         29.23 HAZARDOUS MATERIAL. As used herein, the term "HAZARDOUS MATERIAL means any hazardous or toxic substance, material or waste which is or becomes regulated by, or is dealt with in, any local governmental authority, the State of California or the Unites States Government. Tenant acknowledges that Landlord may incur costs (A) for complying with laws, codes, regulations or ordinances relating to Hazardous Material, or (B) otherwise in connection with Hazardous Material including, without limitation, the following: (I) Hazardous Material present in soil or ground water, (ii) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under the Project, (iii) Hazardous Material present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other tenants of the Project or their agents, employees, contractors or invitees, or by others, and (iv) material which becomes Hazardous Material due to a change in laws, codes, regulations or ordinances which relate to hazardous or toxic material, substances or waste. Tenant agrees that the costs incurred by Landlord with respect to, or in connection with, the Project for complying with laws, codes, regulations or ordinances relating to Hazardous Material shall not be an Operating Expense.

         29.24    DEVELOPMENT OF THE PROJECT.

               29.24.1 SUBDIVISION. Tenant acknowledges that the Project has been subdivided. Landlord reserves the right to further subdivide all or a portion of the buildings and Common Areas in the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from a subdivision and any all maps in connection therewith. Notwithstanding anything to the contrary set forth in this Lease, the separate ownership of any buildings and/or Common Areas of the Project by an entity other than Landlord shall not affect the calculation of Project Expenses or Tenant's payment of Tenant's Share of Project Expenses.

               29.24.2 THE OTHER IMPROVEMENTS. If portions of the Project or property adjacent to the Project (collectively, the "OTHER IMPROVEMENTS") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any of the Other Improvements to provide (i) for reciprocal rights of access, use and/or enjoyment of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and all or any portion of the Other Improvements, (iii) for the allocation of a portion of the Project Expenses to the Other Improvements and the allocation of a portion of the operating expenses and taxes for the Other Improvements to the Project, (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project, and (v) for any other matter which Landlord deems necessary. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to sell all or any portion of the Project or any other of Landlord's rights described in this Lease.

               29.24.3 CONSTRUCTION OF PROJECT AND OTHER IMPROVEMENTS. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

         29.25 LANDLORD EXCULPATION. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord hereunder (including any successor landlord hereunder) and any recourse by Tenant against Landlord shall be limited solely and exclusively to the lesser of (a) the equity interest of Landlord in the Building, and neither Landlord, nor any of its constituent partners or subpartners, shall have any personal liability therefor, and Tenant, on behalf of itself and all persons claiming by, through or under Tenant, hereby expressly waives and releases Landlord and such partners and subpartners from any and all personal liability.

         29.26 WAIVER OF REDEMPTION BY TENANT. Tenant hereby waives for Tenant and for all those claiming under Tenant, all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

         29.27 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.



         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

    "LANDLORD":                     CARLSBAD SUMMIT LLC,
                                    a California limited liability company

                                    By:  BUIE CARLSBAD AIRPORT LLC,
                                         a California limited liability company
                                   Its:  Manager

                                    By:  BUIE COMMERCIAL CORP.,
                                         a California corporation
                                   Its:  Manager

                                    By: /s/ ROBERT BUIE
                                        ---------------------------------------
                                       Name: Robert Buie
                                             ----------------------------------
                                      Title: President
                                             ----------------------------------

     "TENANT":                       KINZAN.COM, a California corporation

                                    By: /s/ GARI L CHEEVER
                                        ---------------------------------------
                                        Name: Gari L. Cheever
                                       Title: Chief Executive Officer

                                    By: /s/ DANA S. MCGOWAN
                                        ---------------------------------------
                                        Name: Dana S. McGowan
                                       Title: Chief Financial Officer

                                   EXHIBIT A-1

                        PALOMAR HEIGHTS CORPORATE CENTER

                        OUTLINE OF FLOOR PLAN OF PREMISES

                                   EXHIBIT A-2

                        PALOMAR HEIGHTS CORPORATE CENTER

                        OUTLINE OF FLOOR PLAN OF PREMISES

                                    EXHIBIT B

                        PALOMAR HEIGHTS CORPORATE CENTER

                           NOTICE OF LEASE TERM DATES


To:
   ----------------------
   ----------------------
   ----------------------


         Re: Office Lease dated _________________, 20___ between CARLSBAD SUMMIT LLC, a California limited liability company ("LANDLORD"), and ________________________, a
                  _______________________ ("TENANT") concerning Suite ______ on floor(s) __________ of the office building located at 5857 Owens Avenue, Carlsbad, California.

Gentlemen:

         In accordance with the referenced Office Lease (the "LEASE"), we wish to advise you and/or confirm as follows:

         1. The Substantial Completion of the Premises has occurred, and the Lease Term shall commence on or has commenced on _________________ for a term of ______________________ ending on __________________.

         2. Rent commenced to accrue on ____________________, in the amount of
___________________.

         3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

         4. Your rent checks should be made payable to _________________ at
_______________________________________________________.

         5. The exact number of rentable square feet within the Premises is _________ square feet.

         6. Base Rent, as adjusted based upon the exact number of rentable square feet within the Premises, is as follows: _____________________________
____________________________________________________________________________.

         7. Tenant's Share, as adjusted based upon the exact number of rentable square feet within the Premises, is _________%.

     "LANDLORD":                CARLSBAD SUMMIT LLC,
                                         a California limited liability company

                                By:  BUIE CARLSBAD AIRPORT LLC,
                                     a California limited liability company
                               Its:  Manager

                                By:  BUIE COMMERCIAL CORP.,
                                     a California corporation
                               Its:  Manager

                                By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                   Title:
                                         --------------------------------------
Agreed to and Accepted as
of _______________, 2000.

"TENANT":

KINZAN.COM, a California corporation

By:
    ---------------------------------------
         Its:
              -----------------------------

By:
    ---------------------------------------
         Its:
              -----------------------------

                                    EXHIBIT C

                        PALOMAR HEIGHTS CORPORATE CENTER

                              RULES AND REGULATIONS



         Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project.

         1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

         2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

         3. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is considered to be after normal business hours for the Building will be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

         4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Service deliveries (other than messenger services) shall be allowed only during hours reasonably approved by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

         5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be designated by Landlord.

         6. Any requests of Tenant shall be directed to the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

         7. Tenant shall not disturb, solicit, or canvass any occupant of the Project and shall cooperate with Landlord and its agents to prevent such activities.

         8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

         9. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained.

         10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

         11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid or material.

         12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

         13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein.

         14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, bicycles or other vehicles.

         15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

         16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

         18. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use them only as a means of ingress and egress for the Premises.

         19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

         20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the area of Carlsbad, California, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

         21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

         24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

         Tenant and Tenant's agents, employees and invitees will comply fully with all requirements of the rules and regulations with respect to the Building, the Project and the Common Areas which are attached hereto as EXHIBIT C and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such manner as may be deemed advisable for safety, care or cleanliness of the Building and the Project and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant provided, however, that any such change does not expressly apply only to Tenant. Tenant shall further be responsible for compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant. While all of said rules and regulations are intended to be uniformly enforced as to all tenants and occupants of the Project, Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Project of any of said rules and regulations, and the failure of such other tenant or occupant of the Project to comply with any of said rules and regulations shall not relieve Tenant from the obligation to comply with the same. In the event of any conflict between any of said rules and regulations and the terms of this Lease, the terms of this Lease shall control. Notwithstanding anything to the contrary contained herein, Landlord shall not change any of the rules and regulations on EXHIBIT C or promulgate any additional rules and regulations which expressly provide for more onerous penalties on Tenant than other tenants of the Project in the event of a violation thereof.

                                    EXHIBIT D

                        PALOMAR HEIGHTS CORPORATE CENTER

                      FORM OF TENANT'S ESTOPPEL CERTIFICATE



         The undersigned as Tenant under that certain Office Lease (the "LEASE") made and entered into as of _____________, 200__ by and between CARLSBAD SUMMIT LLC, a California limited liability company as Landlord, and the undersigned as Tenant, for Premises on the floor(s) of the office building located at 5857 Owens Avenue, Carlsbad, California 92008, certifies as follows:

         1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

         2. The undersigned currently occupies the Premises described in the Lease.

         3. The Lease Term commenced on __________________, and the Lease Term expires on __________________.

         4. Base Rent became payable on ________________________.

         5. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

         6. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

         7. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of the holder of the first deed of trust on the Premises.

         8. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _______________. The current monthly installment of Base Rent is $________.

         9. To Tenant's knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

         10. The current amount of the Security Deposit held by Landlord is $_________.

         11. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

         12. As of the date hereof, to Tenant's knowledge, there are no existing defenses or offsets that the undersigned has against Landlord nor have any events occurred that with the passage of time or the giving of notice, or both, would constitute a default on the part of Landlord under the Lease.

         13. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord or to a prospective mortgagee, or a prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making of such loan or acquisition of such property.

         14. If Tenant is a corporation or partnership, Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

         Executed at ____________________ on the ____ day of _____________,
2000.


         "TENANT":                                                            ,
                                       ---------------------------------------
                                       a
                                         -------------------------------------
                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                    EXHIBIT E

                        PALOMAR HEIGHTS CORPORATE CENTER

                               TENANT WORK LETTER



         This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All capitalized terms used but not defined herein shall have the meanings given such terms in the Lease. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of this Office Lease to which this Tenant Work Letter is attached as Exhibit E and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.

                                    SECTION 1

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES

         1.1 BASE, SHELL AND CORE OF THE PREMISES AS CONSTRUCTED BY LANDLORD. Landlord has constructed, or shall construct, at its sole cost and expense, the base, shell, and core (i) of the Premises and (ii) of the floor of the Building on which the Premises is located (collectively, the "BASE, SHELL, AND CORE") in accordance with the plans and specifications for the Base, Shell, and Core and on an unoccupied basis (the "PLANS"). The Base, Shell and Core shall be provided in its existing "as-is" condition.

         1.2 LANDLORD WORK. Landlord shall cause the construction and installation of the following items on the floor of the Building containing the Premises (collectively, the "LANDLORD WORK"), which Landlord Work (as well as the Base, Shell and Core work and Building standard mechanical and electrical engineering, and lifesafety work) shall be installed or constructed in compliance with the Plans, and shall, unless otherwise indicated, be installed and constructed in compliance with, and only to the extent required by, Code and on an unoccupied basis.

                  1.2.1 PUBLIC CORRIDOR (ONLY AS TO THAT PORTION OF THE PREMISES, IF ANY, WHICH OCCUPIES ONLY A PORTION OF A FLOOR, RATHER THAN AN ENTIRE FLOOR, OF THE BUILDING). The actual public corridor wall, the standard tenant entries and exits including doors, frames, hardware, and sidelight (if any), and standard tenant entry signage and exit lights, provided, however, in no event shall such cost to tenant exceed $5,000.00.

                  1.2.2 DEMISING WALLS BETWEEN TENANTS (ONLY AS TO THAT PORTION OF THE PREMISES, IF ANY, WHICH OCCUPIES ONLY A PORTION OF A FLOOR, RATHER THAN AN ENTIRE FLOOR, OF THE BUILDING). The demising partitions between tenants shall include studs, acoustical insulation and dry wall ready for finish on tenant side only and any necessary penetrations, fire dampers and sound traps. , provided, however, in no event shall such cost to tenant exceed $1,200.00)


                                    SECTION 2

                               TENANT IMPROVEMENTS

         2.1 TENANT IMPROVEMENT ALLOWANCE. Tenant shall be entitled to a one-time tenant improvement allowance (the "TENANT IMPROVEMENT ALLOWANCE") in the amount of up to Six Hundred Twenty Thousand Nine Hundred Twenty Eight Dollars and 00/100 cents ($620,928.00) for the costs relating to the initial design and construction of Tenant's improvements, including the Landlord Work (subject to cost limitations outlined above), which are permanently affixed to the Premises (the "TENANT IMPROVEMENTS"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance.

         2.2 DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) only for the following items and costs (collectively, the "TENANT IMPROVEMENT ALLOWANCE ITEMS"):

                  2.2.1 Payment of the fees of the "Space Planner," "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, which payment shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to Two and 50/100 Dollars ($2.50) per usable square foot of the Premises, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter;

                  2.2.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                  2.2.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, hoisting and trash removal costs, and contractors' fees and general conditions;

                  2.2.4 The cost of any changes in the Base, Shell and Core work or the Landlord Work when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                  2.2.5 The cost of any changes to the Construction Drawings, Tenant Improvements or Landlord's Work (subject to the cost limitations outlined above) required by Code;

                  2.2.6 Sales and use taxes and Title 24 fees;

                  2.2.7 The cost of the Landlord Work (subject to the cost limitations outlined above) ;

                  2.2.8 "Landlord's Supervision Fee", as that term is defined in
Section 4.3.2 of this Tenant Work Letter; and

         2.3 STANDARD TENANT IMPROVEMENT PACKAGE. Landlord has established specifications (the "SPECIFICATIONS") for some of the Building standard components which Tenant may elect to construct in the Premises (collectively, the "STANDARD IMPROVEMENT PACKAGE"), which shall be available to Tenant upon request. Landlord may make changes to the Specifications and the Standard Improvement Package from time to time.

                                    SECTION 3

                              CONSTRUCTION DRAWINGS

         3.1 SELECTION OF SPACE PLANNER/ARCHITECT/CONSTRUCTION DRAWINGS. Landlord shall retain Smith Consulting Architects (Catherine Hughes), an architect/space planner (the "ARCHITECT"). The Architect shall prepare the "Construction Drawings" (as that term is defined in this Section 3.1 below). In addition, Landlord shall retain engineering consultants (the "ENGINEERS") selected by Landlord to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of the Base, Shell and Core work or Landlord Work. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." Landlord's review of the Final Space Plan, as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that Landlord shall retain the Architect and Engineers and that the Final Space Plan is reviewed by Landlord or its consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

         3.2 FINAL SPACE PLAN. On or before the date set forth in Schedule 1, attached hereto, Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises, shall receive preliminary plan check approval for the same from the Department of Building and Safety of the City of Carlsbad (collectively, the "FINAL SPACE PLAN") and shall deliver the Final Space Plan and proof of receipt of preliminary plan check approval to Landlord for Landlord's approval. The Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. If Landlord shall disapprove of any portion of the Final Space Plan, Landlord shall specify in writing to Tenant and the Architect the reasons for Landlord's disapproval and the Architect and Tenant shall then revise the Final Space Plan and resubmit the Final Space Plan for Landlord's approval within five (5) business days after Landlord's disapproval thereof. This process shall continue until the Final Space Plan has been approved by Landlord.

         3.3 NON-STANDARD IMPROVEMENT PACKAGE ITEMS. On or before the date set forth in Schedule 1, (i) Tenant shall submit to Landlord, for Landlord's approval, all necessary information, details, and specifications to allow Landlord to immediately prepare an appropriate "Partial Cost Proposal," as that term is defined below in Section 4.2 of this Tenant Work Letter, for all materials necessary to the construction of (A) the structural portions of any interior stairway (if Tenant adds interior stairway in the Final Plans), and the openings (and required structural support areas) necessary to accommodate the placement of such interior stairways in the Premises and (B) all other structural supports and reinforcements necessary to the construction of the Tenant Improvements (collectively, the "STRUCTURAL ITEMS"); and (ii) Tenant shall provide Landlord, for Landlord's approval, with complete specifications, details and information to allow Landlord to immediately prepare a Partial Cost Proposal for all materials, components, finishes, equipment, and improvements which are not part of the Standard Improvement Package.

         3.4 FINAL WORKING DRAWINGS. Promptly after Landlord's approval of the Final Space Plan, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work, to obtain all applicable permits, and to subsequently construct the work (collectively, the "FINAL WORKING DRAWINGS"). Tenant shall approve or reasonably disapprove by written notice to Landlord (with a detailed description of Tenant's reasons for such disapproval) of any draft of the Final Working Drawings within five (5) business days after Tenant's receipt thereof. Tenant's failure to approve or reasonably disapprove any draft of the Final Working Drawings by written notice to Landlord within said five (5) business day period shall be deemed to constitute Tenant's approval thereof. If Tenant so notifies Landlord of its disapproval of any draft of the Final Working Drawings, Landlord shall cause the Architect and the Engineers to revise the Final Working Drawings and to resubmit the Final Working Drawings for Tenant's approval. This process shall continue until the Final Working Drawings have been approved or are deemed to have been approved by Tenant.

         3.5      PERMITS.

                  3.5.1 STRUCTURAL PERMITS. Simultaneously with Tenant's submittal of the items described in Sections 3.3(i)(A) and 3.3(i)(B), above, Tenant shall use its best, good faith efforts and all due diligence to cooperate with Architect, the Engineers, Landlord and "Contractor," as that term is defined in Section 4.1, below, to do all acts necessary, including cooperation in the preparation of shop drawings, if necessary, to obtain permits (the "STRUCTURAL PERMITS") for the immediate construction of the Structural Items.

                  3.5.2 OTHER PERMITS. After the approval of the Final Working Drawings by Landlord (the "APPROVED WORKING DRAWINGS"), Landlord shall cause the Architect to submit same to the City of Carlsbad for all applicable building permits (except the Structural Permits to the extent the same have already been received pursuant to the terms of Section 3.5.1, above) necessary to allow Contractor to commence and fully complete the construction of the Tenant Improvements (the "PERMITS"). Tenant shall use its best, good faith efforts and all due diligence to cooperate with Architect, the Engineers, Landlord and Contractor to obtain the Permits as soon as reasonably possible.

                  3.5.3 OTHER TERMS. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings, if such change would directly or indirectly delay the Substantial Completion of the Premises.

         3.6 TIME DEADLINES. Tenant shall use its best, good faith efforts and all due diligence to cooperate with Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process, and with Contractor for approval of the Cost Proposal, as soon as possible after the execution of the Lease. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4, below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 1 (the "TIME DEADLINES"), attached hereto. Tenant agrees to comply with the Time Deadlines.

                                    SECTION 4

                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

         4.1 CONTRACTOR. Landlord shall competitively bid the Tenant Improvements to three (3) contractors: Burger Construction, Roel Construction and Ninteman Construction. A contractor retained by Landlord (the "CONTRACTOR"), shall construct the Tenant Improvements.

         4.2 COST PROPOSAL. After the Approved Working Drawings are signed by Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred in connection with the construction of the Tenant Improvements (the "COST PROPOSAL"). Landlord and Tenant shall work together in good faith in an attempt to agree upon a mutually acceptable Cost Proposal as soon as reasonably possible and in any event within the Time Deadlines set forth in Schedule 1. Notwithstanding the foregoing, portions of the cost of the Tenant Improvements may be delivered to Tenant as such portions of the Tenant Improvements are priced by Contractor (on an individual item-by-item or trade-by-trade basis), even before the Approved Working Drawings are completed (the "PARTIAL COST PROPOSAL") for purposes of facilitating the early purchase of items and construction of the same. Tenant shall approve and deliver the Cost Proposal to Landlord within five (5) business days of the receipt of the same, or, as to a Partial Cost Proposal within three (3) business days of receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal or Partial Cost Proposal, as the case may be, and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal or the last Partial Cost Proposal to Landlord, as the case may be, shall be known hereafter as the "COST PROPOSAL DELIVERY DATE". The total of all Partial Cost Proposals, if any, shall be known as the Cost Proposal.

         4.3 CONSTRUCTION OF TENANT IMPROVEMENTS BY LANDLORD'S CONTRACTOR UNDER THE SUPERVISION OF LANDLORD.

                  4.3.1 OVER-ALLOWANCE AMOUNT. Five (5) days before Landlord must pay for any Over Allowance Amount, Tenant shall deliver to Landlord an amount (the "OVER-ALLOWANCE AMOUNT") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the Cost Proposal Delivery
Date). The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Cost Proposal Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount.

                  4.3.2 LANDLORD'S RETAINMENT OF CONTRACTOR. Landlord shall independently retain Contractor to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Tenant shall pay (as part of the Tenant Improvement Allowance) a construction supervision and management fee (the "LANDLORD SUPERVISION FEE") to Landlord in an amount equal to twenty-five thousand dollars ($25,000.00).

                  4.3.3 CONTRACTOR'S WARRANTIES AND GUARANTIES. Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements. Such warranties and guaranties of Contractor shall guarantee that the Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof, and Contractor shall be responsible for the replacement or repair, without additional charge, of the Tenant Improvements that shall become defective within one (1) year after Substantial Completion of the Premises. The correction of such work shall include, without additional charge, all additional expenses and damages in connection with such removal or replacement of all or any part of the Tenant Improvements.

                  4.3.4 TENANT'S COVENANTS. Tenant hereby indemnifies Landlord for any loss, claims, damages or delays arising from the actions of the Architect and the Engineers on the Premises or in the Building. Tenant, immediately after the Substantial Completion of the Premises, shall have prepared and delivered to the Building management office a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements.

                                    SECTION 5

                     COMPLETION OF THE TENANT IMPROVEMENTS;
                             LEASE COMMENCEMENT DATE

         Except as provided in this Section 5, the Lease Commencement Date shall occur as set forth in Article 2 of this Lease. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Lease Commencement Date, as set forth in Article 2 of this Lease, as a direct, indirect, partial, or total result of any of the following (collectively, "TENANT DELAYS"):

         5.1 Tenant's failure to comply with the Time Deadlines;

         5.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

         5.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease and failure to cure such breach within five (5) days;

         5.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

         5.5 Tenant's request for changes in the Final Working Drawings or the Approved Working Drawings;

         5.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

         5.7 Changes to the Base, Shell and Core work or Landlord Work required by the Approved Working Drawings; or

         Then, notwithstanding anything to the contrary set forth in this Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Lease

Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant Delays, as set forth above, had occurred.

                                    SECTION 6

                                  MISCELLANEOUS

         6.1 TENANT'S ENTRY INTO THE PREMISES PRIOR TO SUBSTANTIAL COMPLETION. Provided that Tenant and its agents do not interfere with Contractor's work in the Project and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises (but if such access is to be prior to the issuance of the Temporary Certificate of Occupancy for the Building, then such access shall be only as allowed by the City of Carlsbad) for the purpose of Tenant installing equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Project or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

         6.2 FREIGHT ELEVATORS. Landlord shall, at no cost to Tenant, consistent with its obligations to other tenants of the Building, and subject to the needs of Landlord with respect to the construction of the Base, Shell and Core of the Building, make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

         6.3 TENANT'S REPRESENTATIVE. Tenant has designated Kirt Gilliland as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

         6.4 LANDLORD'S REPRESENTATIVE. Landlord has designated Chris Keating as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

         6.5 TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

         6.6 TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in Section
19.1 of this Lease, or a default (subject to a 5 day notice and cure right) by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5.3 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be suspended until such time as such default is cured pursuant to the terms of the Lease.

                                   SCHEDULE 1

                                 TIME DEADLINES


DATES                                   ACTIONS TO BE PERFORMED
A.  August 25, 2000          Final Space Plan to be completed by Tenant and
                             delivered to Landlord.


                                   EXHIBIT "F"

                            FORM OF LETTER OF CREDIT


          (Letterhead of a money center bank acceptable to the Lessor)


                                  _______, 20__


------------------------------
------------------------------
------------------------------
------------------------------


Gentlemen:

         We hereby establish our Irrevocable Letter of Credit and authorize you to draw on us at sight for the account of _______________, a _________________, the aggregate amount of ________________ ($______________).

         Funds under this Letter of Credit are available to the beneficiary hereof as follows:

         Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by ("Beneficiary") when accompanied by this Letter of Credit and written statement signed by , certifying that such moneys are due and owing to Beneficiary, together with a certificate of incumbency executed by certifying the ________________________ position and signature of the officer signing the statement, and a sight draft executed and endorsed by _____________________, as a ________________________________of the
Beneficiary.

         This Letter of Credit is transferable in its entirety. Should a transfer be desired, such transfer will be subject to the return to us of this advice, together with written instructions.

         The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

         This Letter of Credit shall expire on ______________________________.

         Notwithstanding the above expiration date of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed for successive, additional one (1) year periods unless, at least thirty (30) days prior to any such date of expiration, the undersigned shall give written notice to Holder, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Holder, that this Letter of Credit will not be renewed.

         This Letter of Credit is governed by the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication 400.


                                Very truly yours,

                                (Name of Issuing Bank)


                                By: _________________________________

                                   EXHIBIT "G"

         CARLSBAD SUMMIT LLC, a California limited liability company ("LANDLORD"), and KINZAN.COM, a California corporation ("TENANT"), have entered into that certain Lease Agreement (the "LEASE") dated as of July 25, 2000, for the lease of certain space in the office project located in Carlsbad, California known as Palomar Heights Corporate Center. This Exhibit G (this "EXHIBIT") is attached to the Lease. Except to the extent otherwise indicated herein, the initially capitalized terms used in this Exhibit shall have the meanings assigned to them in the Lease.

                              RIGHT OF FIRST OFFER

         1. Subject and subordinate to the rights of existing tenants on the date hereof in the Building and provided Tenant is not in default under the Lease, Tenant shall have during the ROFO Period (as hereinafter defined) a right of first offer with respect to any available space (the "ROFO SPACE") in the Building which are described on the EXHIBIT G-1 and EXHIBIT G-2 attached to this Exhibit G. As used herein, the term "ROFO PERIOD" shall mean the period of time beginning on the Commencement Date and ending on the earlier to occur of (a) the date which is 9 months prior to the expiration of the Term (subject to any extension thereof by Tenant in accordance with Section 2.2 of the Lease), or (b) the date of any termination of the Lease or Tenant's right to possess all or any portion of the Premises. If Landlord has a bona fide prospect (the "PROSPECT") for all or any portion(s) of the ROFO Space, Landlord shall offer in writing (an "OFFER NOTICE") to lease to Tenant the ROFO Space on the same terms and conditions to be offered to the Prospect except as otherwise provided in this Exhibit. The Offer Notice shall specify the rent to be paid for the ROFO Space (which rent shall be calculated using the same rate(s) to be offered to the Prospect), the other basic terms and conditions to be offered to the Prospect (other than the length of the term offered to the Prospect), and the date on which the ROFO Space shall be included in the Premises (such date is herein referred to as the "PROPOSED OCCUPANCY DATE" but in no event shall such date be less than 90 days from the date of the applicable Offer Notice). Tenant shall notify Landlord in writing within five (5) days after Tenant's receipt of the Offer Notice whether Tenant elects to lease the ROFO Space on the Proposed Occupancy Date (or such earlier date as Tenant may elect in such written notice) at the rental rate set forth in such Offer Notice (such written notice is herein referred to as the "ELECTION NOTICE"). If Tenant fails or is unable to timely elect to lease the ROFO Space, time being of the essence with respect to the exercise thereof, then (1) Landlord may thereafter lease all or any portion of the ROFO Space to third parties on such terms as Landlord may elect and free of any rights of Tenant thereto, and (2) if Landlord leases all or any portion of the ROFO Space to a third party within the 180 day period described below, Tenant shall no longer have any rights of first offer pursuant to this Exhibit to the ROFO Space; provided, however, that (i) if Landlord has not signed a binding lease agreement or agreements covering all or any portion of the ROFO Space with a third party or parties by the 180th day after the date of the Offer Notice, Tenant will once again have the rights of first offer set forth herein with respect to the ROFO Space, and (ii) if, after such failure of Tenant to timely elect to lease the ROFO Space, the proposed terms on which Landlord desires to lease all or any portion of the ROFO Space to a third party (the "Third Party Terms") are more than 10% more favorable to such third party than the terms set forth in the applicable Offer Notice, Landlord will first offer in writing (a "SECOND OFFER NOTICE") the lease the ROFO Space to Tenant on the Third Party Terms. Tenant shall notify Landlord in writing within five (5) days after Tenant's receipt of a Second Offer Notice whether Tenant elects to lease the ROFO Space on the Third Party Terms (such written notice is herein referred to as a "SECOND ELECTION NOTICE"). If Tenant fails or is unable to timely elect to lease the ROFO Space following its receipt of a Second Offer Notice, time being of the essence with respect to the exercise thereof, then (A) Landlord may thereafter lease all or any portion of the ROFO Space to third parties on such terms as Landlord may elect and free of any rights of Tenant thereto, and (B) if Landlord leases all or any portion of the ROFO Space to a third party or parties within 180 days after the date of the applicable Second Offer Notice, Tenant shall no longer have any rights of first offer pursuant to this Exhibit. For the purpose of determining if the Third Party Terms are more favorable to Tenant than the terms set forth in an Offer Notice, the total rent and other economic items payable by Tenant or such third party, as applicable, shall be compared on an equivalent annuity basis using a 10% discount rate.

         2. If Tenant elects to lease the ROFO Space by timely delivering to Landlord the applicable Election Notice (or, as applicable, a Second Election Notice), then Landlord and Tenant shall, within twenty (20) days after Landlord's receipt of the Election Notice (or Second Election Notice), execute an amendment to the Lease (the "LEASE AMENDMENT") reflecting (i) the fact that the ROFO Space is to be added to the Premises on the Proposed Occupancy Date (or such earlier date as Tenant may elect in the applicable Election Notice) and, upon Landlord's delivery of the same to Tenant, will become a part of the Premises, (ii) the fact that the ROFO Space will be leased to Tenant on the same terms as the Lease (including, without limitation, the length of the term of Tenant's leasing of the ROFO Space which shall be co-terminous with the Term) except that (a) the rentable area of the Premises shall be increased by the rentable area in the ROFO Space (and Tenant's Share shall be increased accordingly), (b) Annual Rent due for the Premises shall be increased by the amount applicable to the ROFO Space based on the rental rates specified in the applicable Offer Notice (or, as applicable, a Second Offer Notice) once possession of the ROFO Space is delivered by Landlord to Tenant, and (c) the ROFO Space shall be accepted by Tenant in its "as is" condition and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements other than those specified in the Offer Notice (or, as applicable, the Second Offer Notice).

         3. Except as set forth in this Exhibit, the leasing of the ROFO Space shall be upon the same terms and conditions as the leasing of the Initial Premises and shall be upon and subject to all of the provisions of the Lease.

         4. Tenant may not exercise its rights under this Exhibit if either (i) a default by Tenant under the Lease has occurred and is continuing, or (ii) Tenant is not then occupying the entire Initial Premises and any other portions of the Premises added to the Initial Premises after the Commencement Date. Tenant's rights under this Exhibit shall terminate following the occurrence of any of the following events: (a) Tenant's right to possess all or any of the Premises is terminated; (b) Tenant assigns any of its interest in the Lease or sublets any portion of the Premises (other than to a Permitted Transferee); (c) the failure of Tenant to timely exercise either of the Extension Options; and/or
(d) any termination of the Lease.

                                   EXHIBIT G-1

                            ROFO SPACE (FIRST FLOOR)

                                   EXHIBIT G-2

                            ROFO SPACE (SECOND FLOOR)

                           EXHIBIT "H" - SEE SEP. DOC.

                            ROOFTOP LICENSE AGREEMENT

         This Roof License Agreement (this "AGREEMENT") is entered into as of July 14, 2000, between CARLSBAD SUMMIT LLC, a California limited liability company ("OWNER") and KINZAN.COM, a California corporation ("USER").

                                R E C I T A L S

         WHEREAS, Owner is the owner of the building located at 5857 Owens Avenue, Carlsbad, San Diego County, California (the "BUILDING"); and

         WHEREAS, Owner and User have entered into that certain Lease Agreement dated July 14, 2000 (the "LEASE"); and

         WHEREAS, User desires a license to use approximately two hundred fifty
(250) square feet of area, designated by Owner and approved by User, located on the roof of the Building (the "HVAC EQUIPMENT AREA"), as more fully described on the attached EXHIBIT H-1 (which is incorporated into this Agreement for all purposes), for the installation of certain HVAC equipment, as further described below; and

         WHEREAS, Owner has agreed to provide User an irrevocable license to use the HVAC Equipment Area under the terms, provisions, and conditions set forth in this Agreement;

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and User agree as follows:

         1. LICENSE. Owner licenses to User the right to use the HVAC Equipment Area for the sole purpose of installing, operating, repairing, and maintaining HVAC equipment consisting of up to five (5) split-system condensing units which shall not exceed five hundred (500) pounds each, and necessary related utility hookup items (the "HVAC EQUIPMENT AREA") and for no other purpose, together with the right to install two 2-inch conduit for line sets and one 1-inch conduit for power for each unit extending from the HVAC Equipment Area through the interior of the Building only along such paths and in such areas as Owner may designate to connection points within the Premises (as defined in the Lease) along with walk treads running from the roof access point to the HVAC Equipment Area.


         2. TERM. The license given in this Agreement shall commence on the Commencement Date, as such term is defined in the Lease, and, unless sooner terminated pursuant to its terms, shall terminate upon the expiration or earlier termination of the Lease.

         3. MAINTENANCE AND OPERATION. User shall bear all costs of installing, maintaining, and repairing the HVAC Equipment and walk treads and maintaining, and repairing the

HVAC Equipment Area. For purposes of this paragraph, any screening and/or fence installed around the HVAC Equipment Area shall be a part of the HVAC Equipment Area. Owner shall not be responsible for any such costs except for damages to the HVAC Equipment Area caused by Owner. In the event any repair or maintenance of the HVAC Equipment Area is needed, User shall promptly notify Owner and Owner shall make any necessary repairs, the cost of which User shall pay Owner within thirty (30) days after Owner invoices User. User shall (i) use, maintain, and operate the HVAC Equipment in a good and safe condition and in accordance with all Legal Requirements, as hereinafter defined, (ii) not place trash, debris, or waste in the HVAC Equipment Area, and (iii) not allow any use of the HVAC Equipment Area which would adversely affect any existing or future warranty of the roof of the Building. User will not penetrate the roof of the Building without first obtaining the approval of Owner and its roofing contractor. User will at all times cooperate with the reasonable requests of Owner and Owner's roofing contractor in the event of repair or resurface of the roof. If User fails to perform any of its obligations under this paragraph within ten (10) days after Owner notifies User in writing of its failure, Owner may perform such obligation(s) on User's behalf, in which event User shall reimburse Owner for all costs plus a fee equal to ten percent (10%) of such costs within fifteen (15) days after Owner invoices User.

         4. ACCESS. Owner shall permit User reasonable access to the HVAC Equipment Area for the purposes permitted under this Agreement during normal business hours at the Building upon the conditions that (1) User provides Owner at least twenty-four (24) hours advance notice or, in the event of an emergency as determined by Owner in its reasonable judgment, User provides Owner advance notice as soon as reasonably possible, (2) access is scheduled through Owner's management and security personnel, and (3) a representative of Owner may accompany User during the access. Access after normal business hours may be granted by Owner in its reasonable discretion in which event User shall compensate owner for reasonable trip charges and overtime charges resulting from employees or agents of Owner making trips to the Building to provide the requested after hours access, Owner may enter the HVAC Equipment Area at any time (a) for the purpose of (i) inspecting the HVAC Equipment Area and the HVAC Equipment, (ii) making repairs, additions, or alterations to the Building or HVAC Equipment Area, (iii) making technical measurements or tests related to the HVAC Equipment, (iv) performing any obligations of User under this Agreement which User fails to perform, (v) verifying User's compliance with this Agreement and the Legal Requirements, and (vi) exhibiting the HVAC Equipment Area to prospective tenants, purchasers, or others, or (b) for any other reason not inconsistent with User's rights under this Agreement. Owner shall in all such events take reasonable precaution to safeguard the HVAC Equipment. Except in the event of an emergency as determined by Owner in its reasonable judgement, Owner shall give User prior notice of its intent to enter the HVAC Equipment Area pursuant to the terms of this Agreement and an opportunity for an employee of User to accompany Owner. If User fails to provide for an employee to accompany Owner, User shall be deemed to have waived such opportunity, in which event Owner shall have the right to enter the HVAC Equipment Area unaccompanied by such employee. The exercise by Owner of any of its rights under this paragraph shall not be deemed a violation of User's right to use the HVAC Equipment Area under this Agreement.

         5. INSTALLATION AND ALTERATION. User shall not install the HVAC Equipment, or thereafter make any alterations, additions, or improvements to the HVAC Equipment Area or the HVAC Equipment, without Owner's prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned. After User provides complete detailed plans and specifications setting forth the design, location, type, size, height, weight, color scheme, material composition, method of installation of the HVAC Equipment, Owner shall approve or reject the proposed installation of the HVAC Equipment, which consent shall not be unreasonably withheld, conditioned, or delayed. Owner's approval of User's plans and specifications shall not constitute a representation or warranty by Owner that such plans and specifications comply with Legal Requirements (defined below) or that the HVAC Equipment will not cause interference with, or be interfered with by, other equipment or transmissions. Owner may withhold approval if in Owner's reasonable judgement (a) the installation, alteration, or operation of, or addition or improvement to, any of the HVAC Equipment (alone or when considered in connection with other existing or proposed equipment, whether or not owned by User) may (i) require structural modification to the roof or other portion of the Building, (ii) damage the structural integrity of the Building, or (iii) interfere with any of the base building systems, the operation of the Building, or any other tenant's use of its space in the Building or (b) any item of HVAC Equipment will exceed the measurements set forth in paragraph I of this Agreement. User shall obtain all required governmental and quasi-governmental permits, licenses, approvals, and authorizations (if any) at its own expense. After Owner has approved User's plans and specifications and User has obtained all required permits, licenses, approvals, and authorizations, User may install, or make alterations, additions, or improvements to, the HVAC Equipment with contractor(s) of its choice that have been approved by Owner in writing, such installation, alterations, additions, or improvements (1) to be made in accordance with the instructions of Owner and Owner's roofing contractor, employees, and agents overseeing the work and (2) to be performed in a good and workmanlike manner, in accordance with all Legal Requirements and the approved plans and specifications, and in a manner so as not to damage the Building or materially interfere with the use of any portion of the Building.

         6. SCREENING. At any time during the term of this Agreement, Owner may require User to install at User's cost (i) a device screening the HVAC Equipment from public view and/or (ii) a fence around the HVAC Equipment Area, which screening and/or fence shall be installed in accordance with plans and specifications approved by Owner.

         7. LIENS. User shall pay or cause to be paid all costs for materials provided or work performed by or at its direction related to the HVAC Equipment or the HVAC Equipment Area. In the event of any claim ("M&M CLAIM") of any kind or nature against any one or more of Owner and the other Indemnitees (defined below), including, without limitations mechanic's and materialman's liens, arising out of the failure to pay or perform any obligation of User under this paragraph, User shall, at its cost and expense, be solely responsible to adjust, settle, and pay any and all such claims in full. User shall within twenty (20) days after notice from Owner discharge or bond around any mechanic's or materialman's lien filed against the Building as a result of any such claim. User's obligations under this paragraph shall survive the expiration or earlier termination of this Agreement.

         8. TAXES. User shall pay all sales, use, and personal property taxes assessed against or attributable to the HVAC Equipment. Within thirty (30) days after Owner invoices User, User shall pay to Owner any increases in real property taxes levied against the Building during the term of this Agreement that are directly attributable to User's use of the HVAC Equipment Area or the HVAC Equipment.

         9. INCREASED OPERATING EXPENSES AND INSURANCE. If User's installation, use, operation, maintenance, or repair of the HVAC Equipment results in an increase in Owner's operating costs or insurance premiums related to the Building at any time during the term of this Agreement, User shall be responsible for the payment of such increase, as reasonably determined by Owner, and User shall pay the amount of such increases to Owner within thirty (30) days after Owner invoices User. User's obligation and responsibility for such increases shall survive the expiration or earlier termination of this Agreement.

         10. RELOCATION. If Owner reasonably determines that it would be in the best interest of the Building for the HVAC Equipment Area to be relocated, Owner and User will work together in good faith to relocate, at Owner's reasonable expense, the HVAC Equipment Area and the HVAC Equipment to another area on the roof of the Building. In the event of such relocation, Owner will permit User to install and connect duplicate HVAC equipment in the relocated HVAC Equipment Area before disconnecting and removing the HVAC Equipment.

         11. DEFAULT AND REMEDIES. If (a) User is in default beyond any applicable cure periods under the Lease, (b) User fails to pay any monetary obligation under this Agreement when due and such failure continues for ten (10) days after written notice to User from Owner, (c) the HVAC Equipment Area is used for any purpose other than the purpose permitted in this Agreement, (d) User attempts to assign this Agreement (collateral or absolute) without the prior written consent of Owner, other than an assignment permitted pursuant to the terms of the Lease, or (e) User fails to cure any other default under this Agreement within thirty (30) days after written notice from Owner, Owner may, at its option and in addition to all other remedies at law, in equity, or pursuant to statute, take any one or more of the following actions:

         (i) Terminate this Agreement, effective upon termination of the Lease.

No breach may be waived except in writing and no failure to, or delay in, exercising any remedy provided in this Agreement, at law, in equity, or by statute shall be construed as a forfeiture or waiver of such remedy, and the waiver of any remedy shall not be construed as a waiver of (or an agreement to waive) the same remedy in the future.

         12. TERMINATION. Upon termination of the Lease or this Agreement, by expiration or otherwise, User shall, if Owner so requests, disconnect and remove the HVAC Equipment and fully repair and restore the HVAC Equipment Area and the affected portions of the roof of Building to substantially the same or better condition that existed immediately prior to the installation of the HVAC Equipment. User shall promptly and properly repair, during the term and upon termination of this Agreement, any roof leaks or other damage or injury to the roof and/or the Building (or contents thereof) caused by User's use of the HVAC Equipment Area or User's installation, use, maintenance, or removal of the HVAC Equipment. User hereby authorizes Owner to make such repairs, and User shall promptly repay Owner's actual costs for doing so. If User fails to remove the HVAC Equipment within fifteen (15) days after the expiration or earlier termination of this Agreement, the unremoved equipment shall be deemed to be abandoned, in which event Owner may sell or dispose of such equipment in any manner and shall not be responsible to User for the equipment or for any proceeds Owner may receive from selling any unremoved equipment.

         13. CONDITION OF ROOF. Owner does not represent or warrant that use of the HVAC Equipment Area under this Agreement will comply with any applicable Legal Requirements or that the HVAC Equipment Area will be suitable for User's purposes. User agrees that User has inspected the HVAC Equipment Area and agrees to accept the same "AS IS" and "WITH ALL FAULTS".

         14. INDEMNITY. USER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS OWNER AND ITS PARTNERS, OFFICERS, DIRECTORS, TRUSTEES, BENEFICIARIES, AFFILIATES, AND AGENTS (COLLECTIVELY, THE "INDEMNITEES") FROM, AGAINST, AND IN RESPECT OF ANY AND ALL LOSS, COST, CLAIM, DAMAGE, LIABILITY, OR EXPENSE, INCLUDING, BUT NOT LMTED TO, REASONABLE ATTORNEYS' FEES AND COURT COSTS (EACH A "CLAIM" AND COLLECTIVELY THE "CLAIMS"), WHETHER OR NOT ANY LEGAL ACTION IS INSTITUTED, RESULTING FROM OR ARISING OUT OF (i) THE BREACH BY USER OR ANY EMPLOYEE, DIRECTOR, OFFICER, SERVANT, AGENT OF USER OR ANY OTHER PERSON WHO ENTERS THE BUILDING OR HVAC EQUIPMENT AREA UNDER THE EXPRESS OR IMPLIED INVITATION OF USER (COLLECTIVELY, THE "INDEMNITOR PARTIES") OF ANY OF THE COVENANTS, AGREEMENTS OR UNDERTAKINGS CONTAINED IN THIS AGREEMENT, (ii) THE USE, REPAIR, OR MAINTENANCE OF THE HVAC EQUIPMENT AREA OR BUILDING BY OR ON BEHALF OF ANY ONE OR MORE OF THE INDEMNITOR PARTIES, (iii) INSTALLATION, OPERATION, MAINTENANCE, OR REPAIR OF THE HVAC EQUIPMENT BY OR ON BEHALF OF ANY ONE OR MORE OF THE INDEMNITOR PARTIES, (iv) ANY M&M CLAIM, (v) THE FAILURE OF ANY ONE OR MORE OF THE INDEMNITOR PARTIES OR THE HVAC EQUIPMENT TO COMPLY WITH ALL LEGAL REQUMENENTS, AND (vi) ANY AND ALL THREATENED OR ACTUAL ACTIONS, SUITS, PROCEEDINGS, CLAIMS, DEMANDS, AND JUDGMENTS (INCLUDING REASONABLE LEGAL AND ACCOUNTING FEES) INCIDENT TO ANY OF

THE FOREGOING REGARDLESS OF WHETHER SUCH CLAIM ARISES IN WHOLE OR IN PART FROM THE SOLE NEGLIGENCE, CONCURRENT NEGLIGENCE OR COMPARATIVE NEGLIGENCE OF AN INDEMNITEE; PROVIDED, HOWEVER, SUCH INDEMNIFICATION OF AN INDEMNITEE BY USER SHALL NOT INCLUDE ANY CLAIM TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. THIS INDEMNITY OBLIGATION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. User and Owner shall each maintain policies of insurance as required under the terms of the Lease. OWNER SHALL NOT BE LIABLE OR RESPONSIBLE FOR THE HVAC EQUIPMENT IN THE EVENT OF LOSS OR DAMAGE THERETO FROM ANY CAUSE WHATSOEVER EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF OWNER OR ITS AGENTS OR EMPLOYEES ACTING IN THE COURSE AND SCOPE OF THEIR AGENCY OR EMPLOYMENT. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL OWNER HAVE ANY LIABILITY TO USER FOR ANY PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH ANY SUCH LOSS OR DAMAGE.

         15. COMPLIANCE WITH LAWS AND TECHNICAL STANDARDS. At all times User shall, at its cost, comply with any and all applicable Legal Requirements pertaining to User's installation, operation, use, maintenance, and repair of the HVAC Equipment and User's use, maintenance, and repair of the HVAC Equipment Area. For purposes of this Agreement the term "LEGAL REQUIREMENTS" shall mean the Technical Standards (defined below), all applicable federal, state, and local laws, rules, ordinances, and regulations (including, without limitation, those established by the Federal Aviation Commission, city zoning, building, and fire codes, the Americans with Disabilities Act, and all environmental laws), and the rules and regulations of the Building, all as enacted or amended from time to time. Owner, in its reasonable judgment, may establish from time to time technical standards that apply to all items placed on the roof, including the HVAC Equipment Area and the HVAC Equipment, including, without limitation, standards relating to mechanical compatibility, electrical compatibility, type and location, and physical installation (the "TECHNICAL STANDARDS"). If any future Technical Standards established by Owner on a nondiscriminatory basis require User to modify the then-existing installation, operation, or maintenance of the HVAC Equipment Area or HVAC Equipment, User shall make such modifications at its sole expense within a reasonable time after it is notified of the new standard, but in no event later than thirty (30) days after it is notified.

         16. HAZARDOUS MATERIALS. EXCEPT FOR MATERIALS CUSTOMARILY USED WITH SIMILAR SYSTEMS, PROVIDED SAME ARE USED IN COMPLIANCE WITH ALL APPLICABLE LAWS, User shall not cause or permit the storage, use, generation, or disposal of any hazardous or toxic materials in the HVAC Equipment Area, without Owner's prior written consent, which may be withheld in Owner's sole discretion.

         17. INTERFERENCE. User shall not use the HVAC Equipment Area or the HVAC Equipment so as to interfere with or adversely affect in any way the use of any

Building system. If User's use of the HVAC Equipment Area or the HVAC Equipment interferes with or adversely affects any Building System, Owner and User shall work together in good faith to eliminate such interference. IF OWNER SHUTS DOWN THE HVAC EQUIPMENT IN ACCORDANCE WITH THIS PARAGRAPH, USER SHALL RELEASE AND HOLD OWNER AND EACH AND ALL OF THE OTHER INDEMNITEES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTIONS, AND LIABILITIES THAT USER MAY HAVE AGAINST ANY ONE OR MORE OF OWNER AND THE OTHER INDEMNITEES IN CONNECTION WITH OR ARISING OUT OF SUCH A SHUT DOWN, EVEN IF CAUSED BY THE NEGLIGENCE OF OWNER OR ANOTHER INDEMNITEE. The release and agreement to hold the Indemnitees harmless contained in this paragraph shall survive the expiration or earlier termination of this Agreement.

         18. SERVICE INTERRUPTIONS. Owner shall not be liable or responsible to User for any of the following, except to the extent it is caused by Owner in violation of this Agreement: (i) interruption or suspension of utilities, including, without limitation, electrical service, to the HVAC Equipment, (ii) malfunction or non-function of the HVAC Equipment, (iii) any interference with the HVAC Equipment, or (iv) repair, maintenance, or loss of or damage to the HVAC Equipment. USER WAIVES AND RELEASES ALL CLAIMS AGAINST AND SHALL HOLD HARMLESS OWNER AND EACH AND ALL OF THE OTHER INDEMNITEES FROM ALL CLAIMS THAT USER MAY HAVE AGAINST ANY ONE OR MORE OF OWNER AND THE OTHER INDEMNITEES IN CONNECTION WITH OR ARISING OUT OF ANY OF THE CAUSES IDENTIFIED IN CLAUSES (i) THROUGH (iv) OF THIS PARAGRAPH, EVEN IF CAUSED BY THE SOLE OR CONCURRENT NEGLIGENCE OF OWNER OR ANOTHER INDEMNITEE, OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF OWNER OR ANY SUCH OTHER INDEMNITEE. THE RELEASE AND AGREEMENT TO HOLD THE INDEMNITEES HARMLESS CONTAINED IN THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         19. CASUALTY. If at any time after the date hereof the HVAC Equipment Area shall be damaged or destroyed by fire or other casualty and the Lease is not terminated, then Owner shall promptly commence, and diligently proceed to completion as soon as is reasonably practicable, subject to force majeure, the repair and reconstruction of the HVAC Equipment Area substantially to the condition in which it existed immediately prior to such damage or destruction subject to the casualty provisions contained in the Lease. In the event of such fire or other casualty, Owner shall exercise reasonable efforts to provide User alternate space for its HVAC Equipment provided such space is available, as determined by Owner in its sole discretion.

         20. NO PERSONAL LIABILITY OF OWNER. All judgments recovered by User against any one or more of the Indemnitees shall be satisfied solely out of the proceeds received at judicial sale upon execution and levy against Owner's interest in the Building and the rents receivable by Owner from the Building. Owner and the other Indemnitees shall not have any personal, corporate, or other liability under this Agreement. Owner shall only be liable under this Agreement during its ownership of the Building, and following the transfer by Owner of its interest in the Building, Owner shall be released from all future obligations arising under this Agreement.

         21. LICENSE PERSONAL. User may not let any other party tie into or use the HVAC Equipment or the HVAC Equipment Area. The rights granted herein are personal to User and may not be assigned without the prior written consent of Owner, except for an assignment made pursuant to the Lease. Any other attempted assignment by User without Owner's prior written consent shall be null and void. This Agreement and the rights of Owner to any payments under this Agreement are assignable by Owner, and from and after the time User receives notice of an assignment by Owner, User shall pay Owner's assignee directly.

         22. CROSS-DEFAULT. Any default by User under paragraph 11 of this Agreement shall also be a default under the Lease. Any default under Section 19 of the Lease shall also be a default under this Agreement.

         23. NOTICE. Any notice which may or shall be given under the terms of this Agreement shall be given in the name and to the person set forth for notice in the Lease.

         24. NO LEASE. Owner and User acknowledge that this Agreement is merely a license to use and is not a lease of the HVAC Equipment Area. This Agreement does not create any real property rights or rights of possession or occupancy in the HVAC Equipment Area. Except for revocation or termination expressly provided for in this Agreement, the license granted to User in this Agreement is irrevocable by Owner and its successors and assigns.

         25. GOVERNING LAW. THE VALIDITY, ENFORCEABILITY, INTERPRETATION, AND CONSTRUCTION OF THIS AGREEMINT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN CALIFORNIA.

         26. ATTORNEYS' FEES. In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach of this Agreement, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees, costs and expenses incurred by the prevailing party.

         27. SEVERABILITY. If any term or provision of this Agreement shall to any extent be held invalid or unenforceable, the remaining terms and provisions (including the unaffected portion of the invalid or unenforceable provision) of this Agreement shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         28. BINDING AGREEMENT The covenants and agreements contained in this Agreement shall bind and inure to the benefit of Owner and User and their respective successors, legal representatives, and assigns.

         29. NO RECORDING. Neither this Agreement nor a memorandum of this Agreement shall be recorded by either party to this Agreement in the real property records.

         30. ENTIRE AGREEMENT This Agreement contains the entire agreement among the Owner and User in connection with the license of the HVAC Equipment Area, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning the license of the HVAC Equipment Area. There are no contemporaneous oral agreements.

         31. CONSTRUCTION. The parties acknowledge that each party and, if it so chooses, its counsel have reviewed and revised this Agreement and agree that this Agreement and any exhibits or amendments to this Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties to this Agreement without employing the rule of construction that any ambiguities are to be resolved against the drafting party.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first above written.

"OWNER"                                      "USER"

CARLSBAD SUMMIT LLC,                         KINZAN.COM
a California limited liability company


By:   BUIE CARLSBAD AIRPORT LLC,
      a California limited liability company
Its:  Manager


By:   BUIE COMMERCIAL CORP.,
      a California corporation
Its:  Manager

By:      ___________________________
Its:     ___________________________

                                   EXHIBIT "H"

                            ROOFTOP LICENSE AGREEMENT


         This Roof License Agreement (this "AGREEMENT") is entered into as of July 25, 2000, between CARLSBAD SUMMIT LLC, a California limited liability company ("OWNER") and KINZAN.COM, a California corporation ("USER").

                                    RECITALS

         WHEREAS, Owner is the owner of the building located at 5857 Owens Avenue, Carlsbad, San Diego County, California (the "BUILDING"); and

         WHEREAS, Owner and User have entered into that certain Lease Agreement dated July 25, 2000 (the "LEASE"); and

         WHEREAS, User desires a license to use approximately two hundred fifty
(250) square feet of area, designated by Owner and approved by User, located on the roof of the Building (the "HVAC EQUIPMENT AREA"), as more fully described on the attached EXHIBIT H-1 (which is incorporated into this Agreement for all purposes), for the installation of certain HVAC equipment, as further described below; and

         WHEREAS, Owner has agreed to provide User an irrevocable license to use the HVAC Equipment Area under the terms, provisions, and conditions set forth in this Agreement;

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and User agree as follows:

         1. LICENSE. Owner licenses to User the right to use the HVAC Equipment Area for the sole purpose of installing, operating, repairing, and maintaining HVAC equipment consisting of up to five (5) split-system condensing units which shall not exceed five hundred (500) pounds each, and necessary related utility hookup items (the "HVAC EQUIPMENT AREA") and for no other purpose, together with the right to install two 2-inch conduit for line sets and one 1-inch conduit for power for each unit extending from the HVAC Equipment Area through the interior of the Building only along such paths and in such areas as Owner may designate to connection points within the Premises (as defined in the Lease) along with walk treads running from the roof access point to the HVAC Equipment Area.

         2. TERM. The license given in this Agreement shall commence on the Commencement Date, as such term is defined in the Lease, and, unless sooner terminated pursuant to its terms, shall terminate upon the expiration or earlier termination of the Lease.

         3. MAINTENANCE AND OPERATION. User shall bear all costs of installing, maintaining, and repairing the HVAC Equipment and walk treads and maintaining, and repairing the HVAC Equipment Area. For purposes of this paragraph, any screening and/or fence installed around the HVAC Equipment Area shall be a part of the HVAC Equipment Area. Owner shall not be responsible for any such costs except for damages to the HVAC Equipment Area caused by Owner. In the event any repair or maintenance of the HVAC Equipment Area is needed, User shall promptly notify Owner and Owner shall make any necessary repairs, the cost of which User shall pay Owner within thirty (30) days after Owner invoices User. User shall
(i) use, maintain, and operate the HVAC Equipment in a good and safe condition and in accordance with all Legal Requirements, as hereinafter defined, (ii) not place trash, debris, or waste in the HVAC Equipment Area, and (iii) not allow any use of the HVAC Equipment Area which would adversely affect any existing or future warranty of the roof of the Building. User will not penetrate the roof of the Building without first obtaining the approval of Owner and its roofing contractor. User will at all times cooperate with the reasonable requests of Owner and Owner's roofing contractor in the event of repair or resurface of the roof. If User fails to perform any of its obligations under this paragraph within twenty (20) days after Owner notifies User in writing of its failure, Owner may perform such obligation(s) on User's behalf, in which event User shall reimburse Owner for all costs plus a fee equal to ten percent (10%) of such costs within fifteen (15) days after Owner invoices User.

         4. ACCESS. Owner shall permit User reasonable access to the HVAC Equipment Area for the purposes permitted under this Agreement during normal business hours at the Building upon the conditions that (1) User provides Owner at least twenty-four (24) hours advance notice or, in the event of an emergency as determined by Owner in its reasonable judgment, User provides Owner advance notice as soon as reasonably possible, (2) access is scheduled through Owner's management and security personnel, and (3) a representative of Owner may accompany User during the access. Access after normal business hours may be granted by Owner in its reasonable discretion in which event User shall compensate owner for reasonable trip charges and overtime charges resulting from employees or agents of Owner making trips to the Building to provide the requested after hours access, Owner may enter the HVAC Equipment Area at any time (a) for the purpose of (i) inspecting the HVAC Equipment Area and the HVAC Equipment, (ii) making repairs, additions, or alterations to the Building or HVAC Equipment Area, (iii) making technical measurements or tests related to the HVAC Equipment, (iv) performing any obligations of User under this Agreement which User fails to perform, (v) verifying User's compliance with this Agreement and the Legal Requirements, and (vi) exhibiting the HVAC Equipment Area to prospective tenants, purchasers, or others, or (b) for any other reason not inconsistent with User's rights under this Agreement. Owner shall in all such events take reasonable precaution to safeguard the HVAC Equipment. Except in the event of an emergency as determined by Owner in its reasonable judgement, Owner shall give User prior notice of its intent to enter the HVAC Equipment Area pursuant to the terms of this Agreement and an opportunity for an employee of User to accompany Owner. If User fails to provide for an employee to accompany Owner, User shall be deemed to have waived such opportunity, in which event Owner shall have the right to enter the HVAC Equipment Area unaccompanied by such employee. The exercise by Owner of any of its rights under this paragraph shall not be deemed a violation of User's right to use the HVAC Equipment Area under this Agreement.

         5. INSTALLATION AND ALTERATION. User shall not install the HVAC Equipment, or thereafter make any alterations, additions, or improvements to the HVAC Equipment Area or the HVAC Equipment, without Owner's prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned. After User provides complete detailed plans and specifications setting forth the design, location, type, size, height, weight, color scheme, material composition, method of installation of the HVAC Equipment, Owner shall approve or reject the proposed installation of the HVAC Equipment, which consent shall not be unreasonably withheld, conditioned, or delayed. Owner's approval of User's plans and specifications shall not constitute a representation or warranty by Owner that such plans and specifications comply with Legal Requirements (defined below) or that the HVAC Equipment will not cause interference with, or be interfered with by, other equipment or transmissions. Owner may withhold approval if in Owner's reasonable judgement (a) the installation, alteration, or operation of, or addition or improvement to, any of the HVAC Equipment (alone or when considered in connection with other existing or proposed equipment, whether or not owned by User) may (i) require structural modification to the roof or other portion of the Building, (ii) damage the structural integrity of the Building, or (iii) interfere with any of the base building systems, the operation of the Building, or any other tenant's use of its space in the Building or (b) any item of HVAC Equipment will exceed the measurements set forth in paragraph I of this Agreement. User shall obtain all required governmental and quasi-governmental permits, licenses, approvals, and authorizations (if any) at its own expense. After Owner has approved User's plans and specifications and User has obtained all required permits, licenses, approvals, and authorizations, User may install, or make alterations, additions, or improvements to, the HVAC Equipment with contractor(s) of its choice that have been approved by Owner in writing, such installation, alterations, additions, or improvements (1) to be made in accordance with the instructions of Owner and Owner's roofing contractor, employees, and agents overseeing the work and (2) to be performed in a good and workmanlike manner, in accordance with all Legal Requirements and the approved plans and specifications, and in a manner so as not to damage the Building or materially interfere with the use of any portion of the Building.

         6. SCREENING. At any time during the term of this Agreement, Owner may require User to install at User's cost (i) a device screening the HVAC Equipment from public view and/or (ii) a fence around the HVAC Equipment Area, which screening and/or fence shall be installed in accordance with plans and specifications approved by Owner.

         7. LIENS. User shall pay or cause to be paid all costs for materials provided or work performed by or at its direction related to the HVAC Equipment or the HVAC Equipment Area. In the event of any claim ("M&M CLAIM") of any kind or nature against any one or more of Owner and the other Indemnitees (defined below), including, without limitations mechanic's and materialman's liens, arising out of the failure to pay or perform any obligation of User under this paragraph, User shall, at its cost and expense, be solely responsible to adjust, settle, and pay any and all such claims in full. User shall within thirty (30) days after notice from Owner discharge or bond around any mechanic's or materialman's lien filed against the Building as a result of any such claim. User's obligations under this paragraph shall survive the expiration or earlier termination of this Agreement.

         8. TAXES. User shall pay all sales, use, and personal property taxes assessed against or attributable to the HVAC Equipment. Within thirty (30) days after Owner invoices User, User shall pay to Owner any increases in real property taxes levied against the Building during the term of this Agreement that are directly attributable to User's use of the HVAC Equipment Area or the HVAC Equipment.

         9. INCREASED OPERATING EXPENSES AND INSURANCE. If User's installation, use, operation, maintenance, or repair of the HVAC Equipment results in an increase in Owner's operating costs or insurance premiums related to the Building at any time during the term of this Agreement, User shall be responsible for the payment of such increase, as reasonably determined by Owner, and User shall pay the amount of such increases to Owner within thirty (30) days after Owner invoices User. User's obligation and responsibility for such increases shall survive the expiration or earlier termination of this Agreement.

         10. RELOCATION. If Owner reasonably determines that it would be in the best interest of the Building for the HVAC Equipment Area to be relocated, Owner and User will work together in good faith to relocate, at Owner's reasonable expense, the HVAC Equipment Area and the HVAC Equipment to another area on the roof of the Building. In the event of such relocation, Owner will permit User to install and connect duplicate HVAC equipment in the relocated HVAC Equipment Area before disconnecting and removing the HVAC Equipment.

         11. DEFAULT AND REMEDIES. If (a) User is in default beyond any applicable cure periods under the Lease, (b) User fails to pay any monetary obligation under this Agreement when due and such failure continues for ten (10) days after written notice to User from Owner, (c) the HVAC Equipment Area is used for any purpose other than the purpose permitted in this Agreement, (d) User attempts to assign this Agreement (collateral or absolute) without the prior written consent of Owner, other than an assignment to an Affiliate permitted pursuant to the terms of the Lease, or (e) User fails to cure any other default under this Agreement within thirty (30) days after written notice from Owner, Owner may, at its option and in addition to all other remedies at law, in equity, or pursuant to statute, take any one or more of the following actions:

         (i) Terminate this Agreement effective upon termination of the Lease.

No breach may be waived except in writing and no failure to, or delay in, exercising any remedy provided in this Agreement, at law, in equity, or by statute shall be construed as a forfeiture or waiver of such remedy, and the waiver of any remedy shall not be construed as a waiver of (or an agreement to waive) the same remedy in the future.

         12. TERMINATION. Upon termination of the Lease or this Agreement, by expiration or otherwise, User shall, if Owner so requests, disconnect and remove the HVAC Equipment and fully repair and restore the HVAC Equipment Area and the affected portions of the roof and

Building to substantially the same or better condition that existed immediately prior to the installation of the HVAC Equipment. User shall promptly and properly repair, during the term and upon termination of this Agreement, any roof leaks or other damage or injury to the roof (or contents thereof) caused by User's use of the HVAC Equipment Area or User's installation, use, maintenance, or removal of the HVAC Equipment. User hereby authorizes Owner to make such repairs, and User shall promptly repay Owner's actual costs for doing so. If User fails to remove the HVAC Equipment within fifteen (15) days after the expiration or earlier termination of this Agreement, the unremoved equipment shall be deemed to be abandoned, in which event Owner may sell or dispose of such equipment in any manner and shall not be responsible to User for the equipment or for any proceeds Owner may receive from selling any unremoved equipment.

         13. CONDITION OF ROOF. Owner does not represent or warrant that use of the HVAC Equipment Area under this Agreement will comply with any applicable Legal Requirements or that the HVAC Equipment Area will be suitable for User's purposes. User agrees that User has inspected the HVAC Equipment Area and agrees to accept the same "AS IS" and "WITH ALL FAULTS".

         14. INDEMNITY. USER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS OWNER AND ITS PARTNERS, OFFICERS, DIRECTORS, TRUSTEES, BENEFICIARIES, AFFILIATES, AND AGENTS (COLLECTIVELY, THE "INDEMNITEES") FROM, AGAINST, AND IN RESPECT OF ANY AND ALL LOSS, COST, CLAIM, DAMAGE, LIABILITY, OR EXPENSE, INCLUDING, BUT NOT LMTED TO, REASONABLE ATTORNEYS' FEES AND COURT COSTS (EACH A "CLAIM" AND COLLECTIVELY THE "CLAIMS"), WHETHER OR NOT ANY LEGAL ACTION IS INSTITUTED, RESULTING FROM OR ARISING OUT OF (i) THE BREACH BY USER OR ANY EMPLOYEE, DIRECTOR, OFFICER, SERVANT, AGENT OF USER OR ANY OTHER PERSON WHO ENTERS THE BUILDING OR HVAC EQUIPMENT AREA UNDER THE EXPRESS OR IMPLIED INVITATION OF USER (COLLECTIVELY, THE "INDEMNITOR PARTIES") OF ANY OF THE COVENANTS, AGREEMENTS OR UNDERTAKINGS CONTAINED IN THIS AGREEMENT, (ii) THE USE, REPAIR, OR MAINTENANCE OF THE HVAC EQUIPMENT AREA OR BUILDING BY OR ON BEHALF OF ANY ONE OR MORE OF THE INDEMNITOR PARTIES, (iii) INSTALLATION, OPERATION, MAINTENANCE, OR REPAIR OF THE HVAC EQUIPMENT BY OR ON BEHALF OF ANY ONE OR MORE OF THE INDEMNITOR PARTIES, (iv) ANY M&M CLAIM, (v) THE FAILURE OF ANY ONE OR MORE OF THE INDEMNITOR PARTIES OR THE HVAC EQUIPMENT TO COMPLY WITH ALL LEGAL REQUMENENTS, AND (vi) ANY AND ALL THREATENED OR ACTUAL ACTIONS, SUITS, PROCEEDINGS, CLAIMS, DEMANDS, AND JUDGMENTS (INCLUDING REASONABLE LEGAL AND ACCOUNTING FEES) INCIDENT TO ANY OF THE FOREGOING REGARDLESS OF WHETHER SUCH CLAIM ARISES IN WHOLE OR IN PART FROM THE SOLE NEGLIGENCE, CONCURRENT NEGLIGENCE OR COMPARATIVE NEGLIGENCE OF AN INDEMNITEE; PROVIDED, HOWEVER, SUCH INDEMNIFICATION OF AN INDEMNITEE BY USER SHALL NOT INCLUDE ANY CLAIM TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. THIS INDEMNITY OBLIGATION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. User and Owner shall each maintain policies of insurance as required under the terms of the Lease. OWNER SHALL NOT BE LIABLE OR RESPONSIBLE FOR THE HVAC EQUIPMENT IN THE EVENT OF LOSS OR DAMAGE THERETO FROM ANY CAUSE WHATSOEVER EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF OWNER OR ITS AGENTS OR EMPLOYEES ACTING IN THE COURSE AND SCOPE OF THEIR AGENCY OR EMPLOYMENT. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL OWNER HAVE ANY LIABILITY TO USER FOR ANY PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH ANY SUCH LOSS OR DAMAGE.

         15. COMPLIANCE WITH LAWS AND TECHNICAL STANDARDS. At all times User shall, at its cost, comply with any and all applicable Legal Requirements pertaining to User's installation, operation, use, maintenance, and repair of the HVAC Equipment and User's use, maintenance, and repair of the HVAC Equipment Area. For purposes of this Agreement the term "LEGAL

REQUIREMENTS" shall mean the Technical Standards (defined below), all applicable federal, state, and local laws, rules, ordinances, and regulations (including, without limitation, those established by the Federal Aviation Commission, city zoning, building, and fire codes, the Americans with Disabilities Act, and all environmental laws), and the rules and regulations of the Building, all as enacted or amended from time to time. Owner, in its reasonable judgment, may establish from time to time technical standards that apply to all items placed on the roof, including the HVAC Equipment Area and the HVAC Equipment, including, without limitation, standards relating to mechanical compatibility, electrical compatibility, type and location, and physical installation (the "TECHNICAL STANDARDS"). If any future Technical Standards established by Owner on a nondiscriminatory basis require User to modify the then-existing installation, operation, or maintenance of the HVAC Equipment Area or HVAC Equipment, User shall make such modifications at its sole expense within a reasonable time after it is notified of the new standard, but in no event later than thirty (30) days after it is notified.

         16. HAZARDOUS MATERIALS. Except for materials customarily used with similar systems (provided same comply with all applicable laws), User shall not cause or permit the storage, use, generation, or disposal of any hazardous or toxic materials in the HVAC Equipment Area, without Owner's prior written consent, which may be withheld in Owner's sole discretion.

         17. INTERFERENCE. User shall not use the HVAC Equipment Area or the HVAC Equipment so as to interfere with or adversely affect in any way the use of any Building system. If User's use of the HVAC Equipment Area or the HVAC Equipment interferes with or adversely affects any Building system on the roof of the Building as of the date of this Agreement, Owner and User shall work together in good faith to eliminate such interference. The release and agreement to hold the Indemnitees harmless contained in this paragraph shall survive the expiration or earlier termination of this Agreement.

         18. SERVICE INTERRUPTIONS. Owner shall not be liable or responsible to User for any of the following, except to the extent it is caused by Owner in violation of this Agreement: (i) interruption or suspension of utilities, including, without limitation, electrical service, to the HVAC Equipment, (ii) malfunction or non-function of the HVAC Equipment, (iii) any interference with the HVAC Equipment, or (iv) repair, maintenance, or loss of or damage to the HVAC Equipment. USER WAIVES AND RELEASES ALL CLAIMS AGAINST AND SHALL HOLD HARMLESS OWNER AND EACH AND ALL OF THE OTHER INDEMNITEES FROM ALL CLAIMS THAT USER MAY HAVE AGAINST ANY ONE OR MORE OF OWNER AND THE OTHER INDEMNITEES IN CONNECTION WITH OR ARISING OUT OF ANY OF THE CAUSES IDENTIFIED IN CLAUSES (i) THROUGH (iv) OF THIS PARAGRAPH, EVEN IF CAUSED BY THE SOLE OR CONCURRENT NEGLIGENCE OF OWNER OR ANOTHER INDEMNITEE, OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF OWNER OR ANY SUCH OTHER INDEMNITEE. THE RELEASE AND AGREEMENT TO HOLD THE INDEMNITEES HARMLESS CONTAINED IN THIS PARAGRAPH SHALL SURVIVE THE TERMINATION OR EARLIER TERMINATION OF THIS AGREEMENT.

         19. CASUALTY. If at any time after the date hereof the HVAC Equipment Area shall be damaged or destroyed by fire or other casualty and the Lease is not terminated, then Owner shall promptly commence, and diligently proceed to completion as soon as is reasonably practicable, subject to force majeure, the repair and reconstruction of the HVAC Equipment Area substantially to the condition in which it existed immediately prior to such damage or destruction subject to the casualty provisions contained in the Lease. In the event of such fire or other casualty, Owner shall exercise reasonable efforts to provide User alternate space for its HVAC Equipment provided such space is available, as determined by Owner in its sole discretion.

         20. NO PERSONAL LIABILITY OF OWNER. All judgments recovered by User against any one or more of the Indemnitees shall be satisfied solely out of the proceeds received at judicial sale upon execution and levy against Owner's interest in the Building and the rents receivable by Owner from the Building. Owner and the other Indemnitees shall not have any personal, corporate, or other liability under this Agreement. Owner shall only be liable under this Agreement during its ownership of the Building, and following the transfer by Owner of its interest in the Building, Owner shall be released from all future obligations arising under this Agreement.

         21. LICENSE PERSONAL. User may not let any other party tie into or use the HVAC Equipment or the HVAC Equipment Area. The rights granted herein are personal to User and may not be assigned without the prior written consent of Owner, except for an assignment to an Affiliate made pursuant to the Lease. Any other attempted assignment by User without Owner's prior written consent shall be null and void. This Agreement and the rights of Owner to any payments under this Agreement are assignable by Owner, and from and after the time User receives notice of an assignment by Owner, User shall pay Owner's assignee directly.

         22. CROSS-DEFAULT. Any default by User under paragraph 11 of this Agreement shall also be a default under the Lease. Any default under Section 19 of the Lease shall also be a default under this Agreement.

         23. NOTICE. Any notice which may or shall be given under the terms of this Agreement shall be given in the name and to the person set forth for notice in the Lease.

         24. NO LEASE. Owner and User acknowledge that this Agreement is merely a license to use and is not a lease of the HVAC Equipment Area. This Agreement does not create any real property rights or rights of possession or occupancy in the HVAC Equipment Area. Except for revocation or termination expressly provided for in this Agreement, the license granted to User in this Agreement is irrevocable by Owner and its successors and assigns.

         25. GOVERNING LAW. THE VALIDITY, ENFORCEABILITY, INTERPRETATION, AND CONSTRUCTION OF THIS AGREEMINT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN CALIFORNIA.

         26. ATTORNEYS' FEES. In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach of this Agreement, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees, costs and expenses incurred by the prevailing party.

         27. SEVERABILITY. If any term or provision of this Agreement shall to any extent be held invalid or unenforceable, the remaining terms and provisions (including the unaffected portion of the invalid or unenforceable provision) of this Agreement shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         28. BINDING AGREEMENT The covenants and agreements contained in this Agreement shall bind and inure to the benefit of Owner and User and their respective successors, legal representatives, and assigns.

         29. NO RECORDING. Neither this Agreement nor a memorandum of this Agreement shall be recorded by either party to this Agreement in the real property records.

         30. ENTIRE AGREEMENT This Agreement contains the entire agreement among the Owner and User in connection with the license of the HVAC Equipment Area, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning the license of the HVAC Equipment Area. There are no contemporaneous oral agreements.

         31. CONSTRUCTION. The parties acknowledge that each party and, if it so chooses, its counsel have reviewed and revised this Agreement and agree that this Agreement and any exhibits or amendments to this Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties to this Agreement without employing the rule of construction that any ambiguities are to be resolved against the drafting party.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first above written.

"OWNER"                                 "USER"

CARLSBAD SUMMIT LLC                     KINZAN.COM, a California corporation
By: BUIE CARLSBAD AIRPORT LLC
Its: Manager
                                        By:
                                           ------------------------------------
By: BUIE COMMERCIAL CORP.,                 Name:  Gari L. Cheever
Its:  Manager                              Title:  Chief Executive Officer

By:                                     By:
   -------------------------------         ------------------------------------
      Name:                                Name: Dana S. McGowan
           -----------------------              -------------------------------
      Title:                               Title:  Chief Financial Officer
            ----------------------                -----------------------------

                                   Exhibit H-1

       (Attached to and made part of the Rooftop License Agreement between
                       Carlsbad Summit LLC and Kinzan.com)



                                (TO BE ATTACHED)

                                   EXHIBIT "I"

                                BUILDING SIGNAGE

                                   EXHIBIT "J"



RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:



First Bank & Trust

4301 MacArthur Blvd.

Newport Beach, CA  92660

Attn:  Ms. Pam Malally








                                                 (Space Above for Recorder Only)



                             SUBORDINATION OF LEASE,

                     NONDISTURBANCE AND ATTORNMENT AGREEMENT


NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.


         THIS SUBORDINATION OF LEASE, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") is entered into as of ______________, 2000, by Carlsbad Summitt, LLC ("Borrower" or "Landlord"), _________________________, a
_____________________________ ("Tenant"), FIRST BANK & TRUST, a California
corporation ("Lender"), with reference to the following facts:

         A. Landlord is or will be the owner of certain land located in the City of Carlsbad, County of San Diego, State of California, more particularly described in Exhibit A attached hereto (the "Land"). The Land and all improvements now or hereafter to be constructed thereon, are collectively called herein the "Property."

         B. Pursuant to a lease dated ___________________________ (the "Lease")
between Landlord and Tenant, Tenant is a tenant of a portion of the Land, identified in Exhibit A as the "Leased Premises." [A memorandum of the Lease will be recorded concurrently with this Agreement.]

         C. References in this Agreement to the "Lease" include, without limitation, the Lease, including, without limitation, all attachments thereto, the leasehold estate created thereby and all rights granted in the Lease, including without limitation, all extension options, rights of first refusal, exclusive operating rights and rights to restrict the uses made of other portions of the Property.

         D. Landlord and Lender have entered into or will enter into a Construction Loan Agreement (the "Loan Agreement") dated as of January 4, 1999, pursuant to which Landlord shall execute a promissory note of even date with the Loan Agreement in favor of Lender (the "Note") evidencing Landlord's indebtedness to Lender in connection with a loan of up to $11,000,000 (the "Loan"). The Loan is being made by Lender to Landlord to, in part, partially finance Landlord's construction obligations under the Lease.

         E. Borrower's obligations under the Note and Loan Agreement are secured by a Deed of Trust and Security Agreement and Fixture Filing and Assignment of Leases and Rents by Borrower ("Borrower Deed of Trust"), dated of even date with the Loan Agreement recorded in the Official Records of San Diego County, California (the "Official Records"), as instrument No. ________________ on __________________________, 1999.

         F. The Borrower Deed of Trust and all the other documents executed by Borrower in connection with the Loan and defined in the Loan Agreement as "Loan Documents" are hereafter referred collectively as the "Loan Documents." All references herein to the "Deed of Trust" and the "Loan Documents" include without limitation, all renewals, modifications, extensions and amendments thereto and replacements and substitutions therefor.

         G. As a condition precedent to Borrower's obtaining the Loan and Lender's approval of the Lease, Lender has required that Landlord and Tenant subordinate the Lease to the lien of the Deed of Trust, subject to the terms of this Agreement.

         H. It is to the mutual benefit of Landlord and Tenant that Lender make the Loan to Landlord and approve the Lease, and Landlord and Tenant are willing to subordinate the Lease to the lien of the Deed of Trust.

         NOW THEREFORE, in consideration of the foregoing facts and the mutual covenants contained herein, the parties hereto hereby agree as follows:

                  1. PRIORITY OF DEED OF TRUST; SUBORDINATION OF LEASE. The Deed of Trust shall be and remain at all times a lien on the Property, prior and superior to the Lease. Landlord and Tenant intentionally and unconditionally subject and subordinate the Lease in favor of the lien of the Deed of Trust, and acknowledge that, in reliance upon and in consideration of this subjection and subordination, the Loan is being made to Landlord and would not be made but for this subjection and subordination.

                  2. SUCCESSOR LANDLORD. The term "Successor Landlord" means any person or entity (including without limitation Lender or any third party) who succeeds to the interest of Borrower in and to the Leased Premises and the Lease pursuant to a judicial foreclosure, trustee's sale, or conveyance or sale in lieu of foreclosure, and the successors and assigns of any such person or entity.

                  3. RECOGNITION; TERMINATION RIGHT. Provided that Tenant is not in default under any of the terms, covenants, or conditions of the Lease (after the expiration of all applicable grace or cure periods with respect to such default), any Successor Landlord (a) shall recognize the Lease and Tenant as its direct tenant under the Lease for the full term thereof (including any extensions set forth in the Lease that are exercised by Tenant), (b) shall be bound by and perform all of the obligations of the Landlord (subject to any limitations contained in this Agreement) under the terms and provisions of the Lease, (c) shall not disturb Tenant's use or possession of the Leased Premises, and (d) shall not join (except to the extent required by law) Tenant in summary or foreclosure proceedings or other proceedings to remove or evict Borrower from the Property. If Tenant is in default under any of the terms, covenants or conditions of the Lease (and all applicable grace or cure periods with respect to such default have expired), Successor Landlord may at its option elect to treat the Lease and all rights granted therein as terminated by virtue of the subordination contained in Section 1 above.


                  4. ATTORNMENT AND NONDISTURBANCE. If a Successor Landlord succeeds to the interest of the Landlord under the Lease, and provided that such Successor Landlord has not elected to terminate the Lease as permitted by Section 3 above:

                           (a) The Lease shall continue in full force and effect
                  as a direct lease between the Successor Landlord and Tenant for the balance of the term of the Lease, or any extensions or renewals thereof contemplated by the Lease; and Tenant, for itself and all other parties bound or affected by the Lease, agrees that it will attorn to, be liable to and recognize any Successor Landlord as the owner and lessor of the Leased Premises upon the same terms and conditions as are contained in the Lease (said attornment shall be effective and self-operative without the execution of any other instruments on the part of any party hereto, immediately upon Successor Landlord succeeding to the interests of Borrower under the Lease), and Tenant shall pay rent and all other amounts due under the Lease directly to the Successor Landlord; and

                           (b) From and after such Successor Landlord's
                  acquisition of title, Successor Landlord shall be deemed to have assumed the Landlord's obligations under the Lease, provided, however, that the Successor Landlord shall not be:

         (i) liable for any act or omission of any prior landlord (including without limitation Borrower);

         (ii) liable for the return of any security deposit or other amount payable to Tenant upon the termination of the Lease, unless such amounts were previously actually delivered to the Successor Landlord by Borrower;

         (iii) be obligated to cure any default of any prior landlord (including, without limitation Borrower), which occurred prior to the date the Successor Landlord acquired title to the Property;

         (iv) subject to any offsets or defenses which Tenant may have against any prior landlord (including without limitation Borrower);

         (v) bound by any rent or additional rent which Tenant might have paid for more than one (1) month in advance to any prior landlord (including without limitation Borrower), unless Lender shall have consented in writing thereto or shall have received, directly or indirectly, such rent or additional rent; or

         (vi) liable for any consequential damages attributable to any acts or omissions of any prior landlord (including without limitation Borrower); or

         (vii) obligated to restore improvements following any casualty not required to be insured under the Lease or pay the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under the Lease or any condemnation award; or

         (viii) liable for any damages or other relief attributable to any latent or patent defects in construction; or


         (ix) liable for any costs or expenses related to any indemnification or representation provided by any prior landlord (including, but not limited to, Borrower) with respect to the Property or the Leased Premises, including without limitation, (A) the presence or clean-up of any hazardous substances or materials in, on, under or about the Leased Premises or the Property or (B) the ability of Tenant to use the Property for any purpose; or

         (x) obligated to pay any expenses or damages in connection with or arising from any failure of any prior landlord (including without limitation Borrower) to enforce any restriction on use in the Property, or any exclusive use provisions of the Lease.

         (xi) bound by (A) except as otherwise specifically permitted by the terms of the Lease, any surrender or consensual termination of the Lease without Lender's consent (which consent may be withheld in Lender's sole discretion), or
(B) any amendment or modification of the Lease made without Lender's prior written consent (which consent shall not be unreasonably withheld or delayed, except that Lender may withhold its consent in Lender's sole discretion to any amendment which would reduce rent or other amounts payable under the Lease, shorten the term of the Lease, materially increase any construction obligations of Landlord under the Lease or otherwise materially and adversely change the economic terms or value of the Lease).

         5. ASSIGNMENT. Tenant acknowledges and agrees that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Lender pursuant to the Deed of Trust. If Lender notifies Tenant of the occurrence of an Event of Default under the Deed of Trust and demands that Tenant pay rents, reimbursements and other amounts due under the Lease directly to Lender, Tenant shall honor such demand and pay all rents, reimbursements and other amounts due under the Lease directly to Lender or as otherwise directed pursuant to such notice. In complying with these provisions, Tenant shall be entitled to rely solely upon the notices given by Lender, and Landlord agrees to indemnify and hold Tenant harmless from and against any and all loss, claim, damage or liability arising out of Tenant's compliance with such notice. Tenant shall be entitled to full credit under the Lease for any rents paid to Lender in accordance with the provisions of this paragraph to the same extent as if such rents were paid directly to Landlord. Any dispute between Lender and Landlord as to the extent, nature, existence or continuance of an Event of Default, or with respect to foreclosure of the Deed of Trust by Lender, shall be dealt with and adjusted solely among Lender, Landlord, and Tenant shall not be made a party thereto (unless required by law).

         6. REPLACEMENT LEASE. Upon the written request of either Successor Landlord or Tenant to the other, given at or about the time of any judicial or nonjudicial foreclosure sale, or any conveyance in lieu thereof, the parties agree to execute a new replacement lease of the Leased Premises upon the same terms and conditions as the Lease between Borrower and Tenant, which replacement lease shall cover any unexpired term of the Lease (and shall include any extension or renewal options contemplated thereby) existing prior to such foreclosure sale or conveyance in lieu thereof.

         7. INSURANCE AND CONDEMNATION. Provided that the conditions in the Deed of Trust and other Loan Documents regarding the procedures and conditions for the holding and disbursement of the Landlord's interest in the proceeds of casualty insurance and condemnation awards shall govern, Lender agrees that such proceeds shall be applied to rebuild or restore the Leased Premises and the Property to the extent required by the Lease.

         8. MODIFICATION OR TERMINATION. Borrower and Lender have advised Tenant that Borrower does not have the authority, without Lender's prior written consent, to consent to or agree to any cancellation, termination or surrender of the Lease (except at the normal expiration of the term of the Lease) nor to enter into any agreement, amendment or modification of the Lease.

         9. ESTOPPEL PROVISIONS. Borrower and Tenant (each for itself) represent, warrant, agree and certify to Lender as of the date hereof as follows:

         (a) Tenant is the only lessee or tenant under the Lease. The Lease is in full force and effect with no defaults thereunder by Landlord or Tenant.

         (b) The Lease is unmodified except ___________________________________
_______________________________________________________________________________
_______________________________________________________________________________

         (c) No rent under the Lease has been paid more than thirty (30) days in advance of its due date.

         (d) The address for notices to be sent to Tenant is as set forth in the Lease or as set forth in this Agreement.

         (e) Tenant has no charge, lien, claim, defense or offset under the Lease or otherwise, against rents or other amounts due or to become due under the Lease. The Lease sets forth the entire agreement between Landlord and Tenant and all terms and conditions with respect to Tenant's right to occupy the Leased Premises.

         (f) The initial term of the Lease is for a period of _________ (___) years following the commencement date. No options to extend the term of the Lease exist, except for ____________ (___) option(s) to extend the term for _________ (___) years each as set forth in

Section _____ of the Lease. The Lease may not be canceled or terminated by Tenant (except pursuant to the specific terms of the Lease (prior to the expiration of the initial term). The rent is payable monthly in advance in the amounts set forth in the Lease.

         (g) No prepayment or deposit of cash or other property has been made to cover or apply to future rent for security purposes, except as follows:
______________________________________________________________________________
_____________________________________________________________________________.

         (h) There are no legal actions, voluntary or otherwise, currently pending against Tenant under the bankruptcy laws of the United States or any state thereof.

         (i) Tenant has no right, interest, right of first refusal or option, whether arising out of the Lease or otherwise to (a) lease or expand into any space within the Property, other than the Leased Premises, or (b) purchase or otherwise acquire all or any portion of the Property or the Leased Premises.

         (j) Tenant is not in default in any respect under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Leased Premises.

         10. LENDER NOTICE AND CURE RIGHTS. Tenant agrees to give Lender a copy of any notice of default served upon Borrower. Such notice shall be served in the manner described in Section 16 below at the same time that notice is given to Borrower. Tenant further agrees that if Borrower fails to cure such default within the time provided for in the Lease, then Lender shall have an additional forty-five (45) days, commencing after the expiration of Borrower's cure period, within which to cure such default after receipt of written notice thereof from Tenant, or if such default cannot be cured within that time, then such additional time as may be necessary to cure the default shall be granted if, within forty-five (45) days, Lender has commenced and is diligently pursuing the remedies necessary to cure such default, including without limitation, commencement of foreclosure proceedings (if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being diligently pursued by Lender.

         11. LIMITATIONS ON LENDER LIABILITY. Tenant acknowledges that Lender assumes no duty, liability or other obligation under the Lease either by virtue of Deed of Trust or by any receipt or collection of rents under the Lease. If any Successor Landlord should at any time become obligated to perform the covenants of Landlord under the Lease, then, upon any further transfer of the Property or the Lease, by such Successor Landlord, all of such obligations accruing after the date of that further transfer shall terminate as to the Successor Landlord. No Successor Landlord shall have any obligation or liability beyond its interest in the Property, and Tenant will not collect or attempt to collect any judgment out of any assets of Lender other than the Property.

         12. OPTIONAL ADVANCES. All non-obligatory additional advances made in connection with any construction of improvements on the Property and secured by the Deed of

Trust and any deed of trust used in connection with any refinancing of the Loan, shall unconditionally be and remain at all times a lien on the Property, prior and superior to the Lease.

         13. ENTIRE AGREEMENT REGARDING SUBORDINATION. This Agreement shall be the whole and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust, and shall supersede and cancel, but only in so far as would affect the priority between the Lease and the Deed of Trust, any prior agreements as to such subordination, including, but not limited to, those provisions contained in the Lease or any exhibit attached thereto which may provide for such subordination. If there is a conflict between the terms and conditions of this Agreement and those of the Lease, then the terms and conditions of this Agreement shall prevail.

         14. CONSENT. Landlord and Tenant declare, agree and acknowledge that in making disbursements of the Loan under the Loan Agreement, Lender is under no obligation or duty to, nor has Lender represented that it will, see to the application of such Loan proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in the Loan Agreement shall not defeat the subordination herein.

         15. FURTHER ASSURANCES. So long as the Deed of Trust shall remain a lien upon the Property or any part thereof, Tenant, its successors or assigns or any other holder of the leasehold estate created by the Lease shall execute, acknowledge and deliver, upon Lender's demand, at any time or times, any and all further subordinations, agreements, estoppel certificates or other instruments in recordable form reasonably sufficient for that purpose or that Lender or a Successor Landlord may hereafter reasonably require for carrying out the purpose and intent of this Agreement.

         16. NOTICES. All notices of any kind which any party hereto may be required or may desire to serve on the other shall be deemed served upon delivery by an overnight courier, or, if mailed, upon the first to occur of receipt or the expiration of 72 hours after deposit in United States Postal Service, certified mail, return receipt requested, postage prepaid, and addressed as follows:

             If to Lender:    First Bank & Trust

                              4301 MacArthur Blvd.

                              Newport Beach, CA  92660

                              Attention:  Ron del Toro

                                          Vice President

             If to Tenant:    2111 Owens Avenue, Suite 210

                              Carlsbad, California, 92009

                              Attention:  Dana McGowan

                              (Prior to Lease Commencement Date)



                              5857 Owens Avenue, Suite 210

                              Carlsbad, California 92008

                              Attention:  Dana McGowan

                              (After Lease Commencement Date)

         17. MODIFICATION AND RELEASE. Lender may, without affecting the subordination of the Lease: (a) release or compromise any obligation of any nature with respect to the Loan Documents; (b) release its security interest in, or surrender, release or permit any substitution or exchange of all or any part of any properties securing repayment of the Loan; (c) retain or obtain a security interest in any property to secure repayment of the Loan; or (d) modify, amend, defer, extend, consolidate or supplement any of the original or subsequent Loan Documents.

         18. NO NOTICE. Except where required by law, Lender shall not be obligated to give Tenant notices of any kind, including, but not limited to, those in connection with the following circumstances: (a) for any default, whether of money or of any other term or condition in the Loan Documents; (b) for any modification, amendment, deferral, extension, consolidation or supplement to the original or any subsequent Loan Documents; or (c) for any cancellation, extension, modification, renewal or amendment of any lease or ground lease covering the Property or any portion thereof.

         19. MISCELLANEOUS. The captions and headings of various sections of this Agreement are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions of this Agreement. The Recitals to this Agreement are incorporated herein as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement may not be modified or amended except in writing signed by all parties hereto. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement. This Agreement inures to the benefit of and binds Landlord, Tenant and Lender and their respective successors and assigns, including without limitation, Successor Landlords.

         20. LIMITATION. The Deed of Trust shall not apply to any equipment, inventory, merchandise, furniture, fixtures or other personal property owned or leased by Tenant which is now or hereafter placed or installed on the Leased Premises, and Tenant shall have the full right to remove said property at any time during or at the expiration of the Lease term, subject to Tenant's obligation to repair any damage to the Leased Premises resulting from such removal.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH MAY ALLOW THE PARTIES AGAINST WHOM YOU CLAIM AN EQUITABLE INTEREST IN REAL PROPERTY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


         TENANT:                   ____________________________________________



                                   By:  _______________________________________


         LANDLORD:


                                   By:  _______________________________________
                                        Its:


                                   By:  _______________________________________
                                        Its:



         LENDER:                   FIRST BANK & TRUST, a California corporation


                                   By:  _______________________________________
                                        Its:___________________________________

                                    EXHIBIT A
                                       to
                     SUBORDINATION OF LEASE, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT



                                "LEASED PREMISES"





                                   EXHIBIT A

State of California        )

                           )  ss.

County of                  )



         On _______________ before me, ______________________, Notary Public, personally appeared __________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature



                                     (Seal)



State of _________________ )

                           )  ss.

County of ________________ )


         On _______________ before me, ______________________, Notary Public, personally appeared _________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature


                                     (Seal)

State of _________________ )

                           )  ss.

County of ________________ )


         On _________________ before me, _________________, Notary Public, personally appeared _______________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature


                                     (Seal)

                                   EXHIBIT "K"

                         TENANT'S SUPPLEMENTAL EQUIPMENT

                                   EXHIBIT "K"

                         TENANT'S SUPPLEMENTAL EQUIPMENT

This Exhibit is attached to and a part of that certain Lease Agreement dated the 25th day of July, 2000, executed by and between CARLSBAD SUMMIT LLC, a California limited liability company ("Landlord"), and KINZAN.COM, a California corporation ("Tenant"). Any capitalized term not defined herein shall have the meaning assigned to it in the Lease. Landlord and Tenant agree as follows:

Tenant shall have the right to install, operate, repair, replace and maintain the supplemental equipment described in this Exhibit for Tenant's exclusive use unless otherwise agreed to by Tenant, on the terms and conditions stated herein:

A. Tenant Backup Batteries and UPS. Backup batteries and UPS modules in an area of the Premises approved by Landlord. Such backup batteries shall be used for the purpose of providing conditioned, clean electrical power and for supplying backup electrical power for the same purposes as the Tenant Backup Equipment for the period of time between loss of normal electrical power and startup of power from the Tenant Backup Equipment (such batteries "Tenant Backup Batteries").

B. Landlord reserves the right to approve the configuration, placement and type of equipment that will be installed by Tenant pursuant to this Exhibit. Such approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall be responsible for and shall pay all costs and expenses of providing, installing, maintaining, testing and repairing the supplemental equipment described in this Exhibit, including all costs associated with Landlord's review and approval of the configuration, placement and type of equipment to be installed by Tenant.

C. The rights granted to Tenant in this Exhibit shall be subject to all other applicable provisions of this Lease, including, without limitation, Article 15 and Article 7.

                        PALOMAR HEIGHTS CORPORATE CENTER
                                ADDENDUM TO LEASE

         This Addendum to Lease (this "ADDENDUM"), entered into and effective on this 25th day of July, 2000, is an addendum to that certain Office Lease (the "LEASE") of even date herewith and is entered into by and between CARLSBAD SUMMIT LLC, a California limited liability company ("LANDLORD") and KINZAN.COM, a California corporation ("TENANT"). If a conflict arises between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall control. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease. Unless otherwise provided herein, the term "Lease" shall refer to the Lease to which this Addendum is attached, this Addendum, and all exhibits thereto. The Lease is hereby modified in accordance with each and all of the following particulars:

1. ARTICLE 23: SIGNS.

         23. Paragraph 23 is hereby modified to add the following:

                  23.1. BUILDING SIGNAGE. Landlord agrees that, for so long as KINZAN.COM which is the original Tenant under this Lease, leases and occupies more than 21,000 rentable square feet of the Building, KINZAN.COM may place its identifying signage on the Building; provided that the design, dimensions, construction and location of such signage shall be substantially as depicted on the EXHIBIT "I" attached to the Lease; and further provided that: (1) such signage is not prohibited by any applicable code, ordinance, statute, rule or regulation or by any action or rule of any landmark commission having jurisdiction, (2) all consents necessary from all governmental authorities and landmark commissions having jurisdiction are reasonably obtainable and are first obtained and (3) the exact copy, location, color and size of the proposed signage shall be previously approved, in writing, by Landlord.

         Tenant will bear the costs associated with creating, designing, manufacturing, and installing the signage set forth in the paragraph above. Tenant shall bear the cost of illuminating said signage and all costs of operating and maintaining said illumination (including bulbs and ballasts) ("LIGHTING COSTS"). If any Lighting Cost is invoiced to Landlord, such cost shall become additional rent due within thirty (30) days after Tenant's receipt of an invoice therefor from Landlord. Landlord shall otherwise insure and maintain the signage, the costs of which will be includable in Project Expenses.

         Upon termination or expiration of this Lease or of Tenant's right to possession of the Premises or if Tenant does not lease and occupy at least 21,000 rentable square feet in the Building, and Landlord desires that the exterior signage set forth herein be removed, then Tenant shall, at Tenant's sole expense, remove such signage and restore and repair all parts of the Building affected by the installation or removal of said signage, to the condition existing prior to its installation or to a condition acceptable to Landlord. If Landlord does not then desire that such exterior signage be removed, then such signage shall remain until such time as Landlord shall desire that such signage be removed, in which event Landlord shall remove such signage and repair and restore all damage caused by such removal, and KINZAN.COM shall pay to Landlord the costs of all such removal, repair and restoration within thirty (30) days after Landlord's issuance of an invoice for such costs.

         Landlord shall be permitted to grant to other Tenants of the Building the right to install signage on the exterior of the Building.

                  23.2. MONUMENT SIGNAGE. Subject and subordinate to the rights of existing Tenants on the date hereof in the Building and provided Tenant is not in default under the Lease, Landlord agrees that, for so long as KINZAN.COM which is the original Tenant under this Lease, leases and occupies more than 21,000 rentable square feet of the Building, KINZAN.COM may place its name on one (1) logo sign panel on any multi-tenant monument sign constructed by Landlord at the Project (such multi-tenant monument sign, if constructed by Landlord, is herein referred to as the "Monument Sign" and the sign to be constructed by Tenant thereon is herein referred to as "Tenant's Sign Panel") and further provided that: (1) such signage is not prohibited by any applicable code, ordinance, statute, rule or regulation or by any action or rule of any landmark commission having jurisdiction, (2) all consents necessary from all governmental authorities and landmark commissions having jurisdiction are reasonably obtainable and are first obtained and (3) the exact copy, location, color and size of the proposed signage shall be previously approved, in writing, by Landlord. KINZAN.COM shall be entitled to utilize a specific sign panel area (as designated by Landlord) within the Monument Sign; provided, however, in no event shall Landlord have any obligation to construct any Monument Sign at the Project. All costs associated with KINZAN.COM's contemplated sign panels within the proposed Monument Sign as well as the maintenance of same shall be paid for solely by KINZAN.COM. Further, the fabrication of KINZAN.COM's contemplated sign panel shall be coordinated through (and manufactured by) the Landlord's designated sign contractor(s) only.

         Tenant will bear the costs associated with creating, designing, manufacturing, and installing the signage set forth in the paragraph above. Tenant shall bear the cost of illuminating said signage and all costs of operating and maintaining said illumination (including bulbs and ballasts) ("LIGHTING COSTS"). If any Lighting Cost is invoiced to Landlord, such cost shall become additional rent due within thirty (30) days after Tenant's receipt of an invoice therefor from Landlord. Landlord shall otherwise insure and maintain the signage, the costs of which will be includable in Project Expenses.

         Landlord shall be permitted to grant to other Tenants of the Building the right to install signage on the monument of the Project.

2. ARTICLE 14: ASSIGNMENT AND SUBLETTING.

         14.6.    Paragraph 14.6 is hereby modified to add the following:

                  14.6.1. PERMITTED TRANSFERS. An "Affiliate" means any entity that (i) controls, is controlled by, or is under common control with Tenant, (ii) results from the transfer of all or substantially all of Tenant's assets or stock, or (iii) results from the merger or consolidation of Tenant with another entity. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty (50%) of the voting interest in the ordinary direction of the entity's affairs. Notwithstanding anything to the contrary contained in the Lease, Landlord's consent is not required for any assignment of this Lease or sublease of all or a portion of the Premises to an Affiliate so long as the following conditions are met: (a) at least ten
         (10) business days before any such assignment or sublease, Landlord receives written notice of such assignment or sublease (as well as any documents or information reasonably requested by Landlord regarding the proposed intended transfer and the transferee); (b) Tenant is not then and has not been in default under this Lease; (c) if the transfer is an assignment or any other transfer to an Affiliate other than a sublease, the intended assignee assumes in writing all of Tenant's obligations under this Lease relating to the Premises in form satisfactory to Landlord or, if the transfer is a sublease, the intended sublessee accepts the sublease in form satisfactory to Landlord; (d) the intended transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied, at least equal to $25,000,000.00; (e) the Premises shall continue to be operated solely for the use specified in the Lease; and (f) Tenant shall pay to Landlord all costs (not to exceed $2,500 per request) reasonably incurred by Landlord or any mortgagee or ground lessor for such assignment or subletting, including, without limitation, reasonable attorneys' fees. No transfer to an Affiliate in accordance with this subparagraph shall relieve Tenant named herein of any obligation under this Lease or alter the primary liability of Tenant named herein for the payment of Rent or for the performance of any other obligation to be performed by Tenant, including the obligations contained in the Lease with respect to any Affiliate. A registered offering of the stock of Tenant shall not be deemed a Transfer under this Lease provided (i) the registered public offering is on a nationally recognized securities exchange, (ii) there is no material change in Tenant's management on account thereof,
         (iii) Tenant is not in default under this Lease at the time of the public offering, and (iv) Tenant gives Landlord thirty (30) days' prior notice of such registered public offering.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Addendum to be duly executed and delivered as of the day and year first above written.

         LANDLORD:                 CARLSBAD SUMMIT LLC,
                                   a California limited liability company

                                   By:   BUIE CARLSBAD AIRPORT LLC,
                                         a California limited liability company
                                   Its:  Manager

                                   By:   BUIE COMMERCIAL CORP.,
                                         a California corporation
                                   Its:  Manager

                                   By: /s/ ROBERT BUIE
                                      -----------------------------------------
                                      Name: Robert Buie
                                           ------------------------------------
                                      Title: President
                                            -----------------------------------

         TENANT:                   KINZAN.COM,
                                   a California corporation


                                   By: /s/ GARI L. CHEEVER
                                      -----------------------------------------
                                      Name:  Gari L. Cheever
                                      Title:  Chief Executive Officer

                                   By: /s/ DANA S. MCGOWAN
                                      -----------------------------------------
                                      Name: Dana S. McGowan
                                      Title: Chief Financial Officer